UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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NATIONAL VISION HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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National Vision Holdings, Inc.

2018 Proxy Statement
Notice of Annual Meeting of Stockholders

Wednesday, June 6, 2018
2:00 pm, Eastern Time
Sonesta Gwinnett Place Atlanta
1775 Pleasant Hill Road
Duluth, Georgia 30096

2018 Proxy Statement	i

Dear Stockholders:

Please join us for National Vision Holdings, Inc.’s Annual Meeting of Stockholders on Wednesday, June 6, 2018, at 2:00 p.m., Eastern Time, at the Sonesta Gwinnett Place Atlanta, 1775 Pleasant Hill Road, Duluth, Georgia 30096.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. This Proxy Statement and the enclosed proxy card and annual report are first being sent to stockholders on or about April 25, 2018.

Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares on the Internet, by telephone or by completing, signing and promptly returning a proxy card or you may vote in person at the Annual Meeting. Voting online, by telephone or by returning your proxy card does not deprive you of your right to attend the Annual Meeting. If you do attend the Annual Meeting and wish to vote your shares personally, you may revoke your proxy at or prior to the Annual Meeting.

Thank you for your continued support of National Vision Holdings, Inc.

Sincerely,

Nathaniel H. Taylor Chairman of the Board of Directors	L. Reade Fahs Chief Executive Officer

April 25, 2018

2018 Proxy Statement	1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	2:00 p.m., Eastern Time, on Wednesday, June 6, 2018

PLACE	Sonesta Gwinnett Place Atlanta Pleasant Hill Road Duluth, Georgia 30096

ITEMS OF BUSINESS	1.	To elect the two Class I director nominees listed in the Proxy Statement.

	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018.

	3.	To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.

	4.	To determine, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.

	5.	To approve the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan.

	6.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE	You may vote at the Annual Meeting if you were a stockholder of record at the close of business on April 17, 2018.

VOTING BY PROXY
To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by completing, signing and mailing the enclosed proxy card. Voting procedures are described on the following page and on the proxy card.

By Order of the Board of Directors,

Mitchell Goodman Senior Vice President, General Counsel and Secretary
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, June 6, 2018: This Proxy Statement and our Annual Report
are available free of charge at www.edocumentview.com/EYE.

2	2018 Proxy Statement

PROXY VOTING METHODS

If at the close of business on April 17, 2018, you were a stockholder of record or held shares through a broker or bank, you may vote your shares by proxy at the Annual Meeting. If you were a stockholder of record, you may vote your shares over the Internet, by telephone or by mail, or you may vote in person at the Annual Meeting. You may also revoke your proxies at the times and in the manners described in the General Information section of this Proxy Statement. For shares held through a broker, bank or other nominee, you may submit voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.

If you are a stockholder of record, your vote must be received by 11:59 p.m., Eastern Time, on June 5, 2018 to be counted. If you hold shares through a broker, bank or other nominee, please refer to information from your bank, broker or nominee for voting instructions.

To vote by proxy if you are a stockholder of record:

BY INTERNET

•	Go to the website www.investorvote.com/EYE and follow the instructions, 24 hours a day, seven days a week.
•	You will need the 16-digit number included on your proxy card to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

•	From a touch-tone telephone, dial 1-800-652-VOTE (8683) and follow the recorded instructions, 24 hours a day, seven days a week.
•	You will need the 16-digit number included on your proxy card in order to vote by telephone.

BY MAIL

•	Mark your selections on the proxy card.
•	Date and sign your name exactly as it appears on your proxy card.
•	Mail the proxy card in the enclosed postage-paid envelope provided to you.
2018 Proxy Statement	3

PROXY STATEMENT
Annual Meeting of Stockholders
June 6, 2018

GENERAL INFORMATION

Q:	Why am I being provided with these materials?
A:	We have delivered these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of National Vision Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on June 6, 2018 (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares in person. Except where the context requires otherwise, references to “National Vision,” “the Company,” “we,” “us” and “our” refer to National Vision Holdings, Inc. Capitalized terms used but not defined herein have the meanings set forth in our Annual Report on Form 10-K (“Form 10-K”) for the fiscal year ended December 30, 2017.
Q:	What am I voting on?
A:	There are five proposals scheduled to be voted on at the Annual Meeting:
•	Proposal No. 1: Election of the two Class I director nominees listed in this Proxy Statement.
•	Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018.
•	Proposal No. 3: Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers.
•	Proposal No. 4: Determination, in a non-binding advisory vote, of whether a non-binding stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
•	Proposal No. 5: Approval of the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan (the “Associate Stock Purchase Plan”).
Q:	Who is entitled to vote?
A:	Stockholders as of the close of business on April 17, 2018 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 75,160,759 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:
•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”);
•	Held for you in an account with a broker, bank or other nominee (shares held in “street name”)—Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares; and
•	Held for you by us as restricted securities under either our 2014 Stock Incentive Plan or our 2017 Omnibus Incentive Plan.
THIS PROXY STATEMENT, TOGETHER WITH A FORM OF PROXY, IS FIRST BEING SENT TO STOCKHOLDERS ON OR ABOUT APRIL 25, 2018.

4	2018 Proxy Statement

GENERAL INFORMATION

Q:	What constitutes a quorum?
A:	The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting must be present in person or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.
Q:	What is a “broker non-vote”?
A:	A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Proposal Nos. 1, 3, 4 and 5 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
Q:	How many votes are required to approve each proposal?
A:	Under our Second Amended and Restated Bylaws (the “Bylaws”), directors are elected by a plurality vote, which means that the two director nominees with the greatest number of votes cast, even if less than a majority, will be elected. There is no cumulative voting.

For any other proposal being considered at the Annual Meeting, under our Bylaws, approval of the proposal requires the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Under NASDAQ rules, approval of the Associate Stock Purchase Plan (Proposal No. 5) requires a majority of the votes cast. It is important to note that the proposals to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018 (Proposal No. 2), to approve the compensation of our named executive officers (Proposal No. 3) and to determine the frequency of stockholder votes on executive compensation (Proposal No. 4) are non-binding and advisory. While the vote on executive compensation and vote on the frequency of stockholder votes on executive compensation are advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.

Q:	How are votes counted?
A:	With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting. Broker non-votes will have no effect on the outcome of Proposal No. 1.

With respect to the ratification of our independent registered public accounting firm (Proposal No. 2), the approval of the compensation of our named executive officers (Proposal No. 3) and the approval of the Associate Stock Purchase Plan (Proposal No. 5), you may vote “FOR,” “AGAINST” or “ABSTAIN.” With respect to the determination of the frequency of stockholder votes on executive compensation (Proposal No. 4), you may vote every “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.” For each of Proposal Nos. 2, 3 and 4, abstentions will have the effect of a vote “against” the proposal. For Proposal Nos. 3, 4 and 5, broker non-votes will have no effect on the outcome of these proposals.

If you just sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the Proposals and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

2018 Proxy Statement	5

GENERAL INFORMATION

Q:	How does the Board recommend that I vote?
A:	Our Board recommends that you vote your shares:
•	“FOR” each of the director nominees set forth in this Proxy Statement.
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018.
•	“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers.
•	For every “ONE YEAR,” on a non-binding, advisory basis, with respect to how frequently a non-binding stockholder vote to approve the compensation paid to our named executive officers should occur.
•	“FOR” the approval of the Associate Stock Purchase Plan.
Q:	Who will count the vote?
A:	Representatives of Computershare Trust Company, N.A., our transfer agent, will tabulate the votes and act as inspectors of election.
Q:	How do I vote my shares without attending the Annual Meeting?
A:	If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:
•	By Internet—If you have Internet access, you may submit your proxy by going to www.investorvote.com/EYE and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.
•	By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-652-VOTE (8683) and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.
•	By Mail—You may vote by mail by signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on June 5, 2018, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than June 5, 2018.

6	2018 Proxy Statement

GENERAL INFORMATION

Q:	How do I vote my shares in person at the Annual Meeting?
A:	If you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proof of ownership. If you hold your shares in street name, you may only vote shares at the Annual Meeting if you bring a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares, as well as proof of identification and proof of ownership.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

Q:	Do I need a ticket to be admitted to the Annual Meeting?
A:	In order to be admitted to the meeting, you will need to present (1) a form of personal identification, and (2) either your Proxy Card or proof of your stock ownership of National Vision stock on the Record Date. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your ownership of National Vision stock, such as a bank or brokerage account statement.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

For directions to the meeting, you may contact Beth Dobson at (470) 448-2173 or Beth.Dobson@nationalvision.com.

Q:	What does it mean if I receive more than one proxy card on or about the same time?
A:	It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.
Q:	May I change my vote or revoke my proxy?
A:	Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•	sending a written statement to that effect to our Secretary, provided such statement is received no later than June 5, 2018;
•	voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 5, 2018;
•	submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than June 5, 2018; or
•	attending the Annual Meeting and voting in person.

If you hold shares in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

Q:	Could other matters be decided at the Annual Meeting?
A:	As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
2018 Proxy Statement	7

GENERAL INFORMATION

Q:	Who will pay for the cost of this proxy solicitation?
A:	We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Q:	How can I view copies of the Company’s corporate documents and SEC filings, including the Proxy Statement and Annual Report?
A:	Our website contains the Company’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Committee Charters, Code of Conduct and the Company’s SEC filings. To view these documents, go to www.nationalvision.com and click on “Investors.”

8	2018 Proxy Statement

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) provides for a classified Board of Directors divided into three classes. Nathaniel H. Taylor and L. Reade Fahs constitute a class with a term that expires at the Annual Meeting of Stockholders in 2018 (the “Class I Directors”); D. Randolph Peeler and Felix Gernburd constitute a class with a term that expires at the Annual Meeting of Stockholders in 2019 (the “Class II Directors”); and David M. Tehle and Virginia A. Hepner constitute a class with a term that expires at the Annual Meeting of Stockholders in 2020 (the “Class III Directors”).

The Board of Directors has considered and nominated the following slate of Class I Director nominees for a three-year term expiring in 2021: Nathaniel H. Taylor and L. Reade Fahs. Action will be taken at the Annual Meeting for the election of these two Class I nominees.

Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) included with this Proxy Statement intend to vote the proxies held by them “FOR” the election of Nathaniel H. Taylor and L. Reade Fahs. Each of these nominees has indicated that he will be willing and able to serve as a director. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

Nominees for Election to the Board of Directors

Set forth below is certain information regarding each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below.

L. Reade Fahs
Director since: March 2014 Age: 57

PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Fahs has served as the Chief Executive Officer of NVI since January 2003, having joined NVI in April 2002 as the President and Chief Operating Officer, and was appointed the Chief Executive Officer of National Vision Holdings, Inc. in March 2014. Mr. Fahs has also served as our director since March 2014. Prior to joining NVI, Mr. Fahs served as the Chief Executive Officer of First Tuesday and was Managing Director of Vision Express U.K. Previously, Mr. Fahs worked at LensCrafters, which he joined in 1986 for a decade of their most rapid growth. Mr. Fahs is the chairman of the board of directors of VisionSpring and co-founder of Frames for the World. Mr. Fahs also serves on the boards of RestoringVision, Ditto Technologies, Inc., Affordable Care, Inc. and Atlanta’s Alliance Theatre. Mr. Fahs holds a B.A. degree in English Literature from Harvard College.

Nathaniel H. Taylor
Director since: February 2014 Age: 41

PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Taylor has been a director since February 2014 and has served as Chairman of the Board since October 2017. Mr. Taylor joined KKR & Co. in 2005 and currently heads the Americas Consumer Retail team. Mr. Taylor also helped establish KKR & Co.’s Indian operations. Mr. Taylor has been involved with many investments at KKR & Co. and currently sits on the board of directors of Academy Sports + Outdoors, Mills Fleet Farm, and Nature’s Bounty Company. Before joining KKR & Co., Mr. Taylor was with Bain Capital, where he was involved in the execution of investments in the retail, health care and technology sectors. Mr. Taylor holds a B.A. from Dartmouth College and an M.B.A. from Stanford University Graduate School of Business.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.
2018 Proxy Statement	9

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Continuing Members of the Board of Directors

Set forth below is certain information regarding each director whose term continues beyond the Annual Meeting and who is not subject to election this year. Beneficial ownership of equity securities for these directors is also shown under “Ownership of Securities” below.

D. Randolph Peeler
Director since: March 2014 Age: 53

PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Peeler has been a director since March 2014. Mr. Peeler joined Berkshire in 1996 and became a Managing Director in 2000. Before joining Berkshire, Mr. Peeler co-founded a privately-owned healthcare services company and also served as Special Assistant for the Assistant Secretary for Economic Policy in the U.S. Department of the Treasury. Mr. Peeler previously worked as a consultant with Cannon Associates and Bain & Co. Mr. Peeler is or has been a director of several Berkshire portfolio companies, including Affordable Care, Inc., Husky Injection Molding Systems Ltd. and Lightower Fiber Networks. Mr. Peeler has an A.B. from Duke University and an M.B.A. from Harvard Business School.

Felix Gernburd
Director since: September 2015 Age: 31

PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Gernburd has been a director since September 2015. Mr. Gernburd joined KKR & Co. in 2010 and is currently a Director, Private Equity and a member of the Retail and Consumer industry team. At KKR & Co., Mr. Gernburd has been involved with many investments and currently sits on the board of directors of Channel Control Merchants, LLC, Mills Fleet Farm and The Nature’s Bounty Company. Before joining KKR & Co., Mr. Gernburd was with Goldman, Sachs & Co., where he was involved in a variety of merger, acquisition and financing transactions in the consumer, retail and industrials sectors. Mr. Gernburd holds an Honors B.A. with distinction from the Richard Ivey School of Business, University of Western Ontario.

David M. Tehle
Director since: July 2017 Age: 61

PRINCIPAL OCCUPATION AND OTHER INFORMATION
Mr. Tehle has been a director since July 2017. Mr. Tehle retired from Dollar General Corporation in July 2015 as Executive Vice President and Chief Financial Officer, having served in that role since 2004. Dollar General Corporation is a value discount retailer. Mr. Tehle has been a director of Jack in the Box Inc. since December 2004, serving on the audit and finance committees. Additionally, he joined the board of directors of Genesco, Inc. in 2016, serving on the audit committee, and the board of directors of US Foods Holding Corp. in 2016, serving on the audit and compensation committees. Mr. Tehle holds a B.S. from the University of Wisconsin-Oshkosh and an M.B.A. from the University of Michigan’s Ross School of Business.

Virginia A. Hepner
Director since: January 2018 Age: 60

PRINCIPAL OCCUPATION AND OTHER INFORMATION
Ms. Hepner has been a director since January 2018. Ms. Hepner is the former President and Chief Executive Officer of The Woodruff Arts Center, in Atlanta, Georgia, having served in that position from July 2012 to July 2017. Ms. Hepner has over 25 years of corporate banking experience with Wachovia Bank and its predecessors, having held numerous positions in corporate finance and capital markets until retiring in 2005 as an Executive Vice President. Ms. Hepner has been a member of the board of directors of State Bank Financial Corporation, serving on its audit committee and independent director committee, and a director of its subsidiary bank, State Bank and Trust Company, since 2010. Additionally, Ms. Hepner has been a member of the board of directors of Oxford Industries, Inc. since 2016, serving on its nominating, compensation and governance committee. Ms. Hepner holds a bachelor’s degree in finance from The Wharton School of the University of Pennsylvania.

10	2018 Proxy Statement

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our Board of Directors manages or directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and two standing committees: the audit committee and the compensation committee.

Director Independence

Under our Corporate Governance Guidelines and the NASDAQ Listing Rules, a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us, which in the opinion of the Board, would impair their independence.

Our Corporate Governance Guidelines define independence in accordance with the independence standards in the current NASDAQ corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually, subject to an election by the Company to rely on the exemption for controlled companies and the applicable transition periods under the applicable NASDAQ Listing Rules.

Our Board has affirmatively determined that each of Mr. Tehle and Ms. Hepner is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NASDAQ guidelines, including with respect to committee membership.

In making its independence determinations, the Board considered and reviewed all information known to it (including information identified through annual directors’ questionnaires).

Controlled Company Exception

As of the date of this report, affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR Sponsor”) and private equity funds managed by Berkshire Partners LLC (“Berkshire” and, together with the KKR Sponsor, the “Sponsors”) beneficially own shares representing more than 50% of the voting power of our shares eligible to vote in the election of directors. As a result, we are a “controlled company” within the meaning of the NASDAQ Listing Rules. Under such corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements that (1) a majority of our Board of Directors consist of independent directors, (2) our Board of Directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) that our director nominations be made, or recommended to the full Board of Directors, by our independent directors or by a nominating committee that is composed entirely of independent directors and that we adopt a written charter or board resolution addressing the nominations process.

For at least some period, we intend to utilize these exemptions. As a result, we do not have a majority of independent directors on our Board of Directors, do not have a compensation committee that is composed entirely of independent directors and our director nominations are not made, or recommended to the full Board of Directors, by our independent directors or by a nominating/corporate governance committee that is composed entirely of independent directors. Accordingly, our stockholders do not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares continue to be listed on NASDAQ, we will be required to comply with these provisions within the applicable transition periods.

Composition of the Board of Directors

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Certificate of Incorporation provides that the authorized number of directors may be changed only by

2018 Proxy Statement	11

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

resolution of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

In addition, pursuant to a stockholders agreement entered into in connection with our initial public offering (“IPO”), each of the Sponsors have the right to designate nominees to our Board of Directors subject to the maintenance of certain ownership requirements in us. See “Transactions with Related Persons—Stockholders Agreement.”

Director Nomination Process

We do not have a standing nominating committee, though we intend to form a nominating committee as and when required to do so by law or NASDAQ rules. In addition, as noted above, we are currently utilizing the exemption for controlled companies from Rule 5605(e)(2) of the NASDAQ Listing Rules, which requires that director nominations be made, or recommended to the full Board of Directors, by our independent directors or by a nominations committee that is composed entirely of independent directors and that we adopt a written charter or board resolution addressing the nominations process. As a controlled company, the Board of Directors believes it is appropriate that the full Board of Directors carry out the responsibility of selecting or approving director nominees in accordance with our Corporate Governance Guidelines and the stockholders agreement.

The Board of Directors weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and nominates such candidates for election by our stockholders. As the application of these factors involves the exercise of judgment, the Board of Directors does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Board of Directors does at a minimum assess each candidate’s integrity, accountability, skills, experience, independence and ability to work collegially with the other members of the Board of Directors. In addition, although the Board considers diversity of viewpoints, background and experiences, the Board of Directors does not have a formal diversity policy. The Board of Directors may identify candidates for election to the Board of Directors on its own, or by considering recommendations from stockholders, officers and employees of the Company and other sources that the Board of Directors deems appropriate. The Board of Directors may retain a third-party search firm to assist in the identification of possible candidates for election to the Board of Directors.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

In particular, the members of our Board of Directors considered the following important characteristics, among others:

•	Mr. Fahs, our Chief Executive Officer, has many years of executive experience in the optical retail industry.
•	Mr. Taylor and Mr. Gernburd each have significant financial, investment and operational experience from their involvement with numerous portfolio companies of KKR & Co. and its affiliated funds and have played active roles in overseeing those businesses.
•	Mr. Peeler has significant experience and expertise in private equity investments through his involvement in Berkshire’s investments.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

•	Mr. Tehle has many years of experience as the chief financial officer of a publicly held company and as a director of publicly held companies and has significant knowledge of financial reporting, internal controls and procedures and risk management.
•	Ms. Hepner has leadership experience as the president and chief executive officer of a nationally-esteemed arts center, has significant financial expertise in corporate banking and capital markets having served as a senior officer with financial oversight responsibilities and has served as a director of publicly held companies.

The Board of Directors will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the U.S. Securities and Exchange Commission (the “SEC”) to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, National Vision Holdings, Inc., 2435 Commerce Ave, Building 2200, Duluth, Georgia 30096. All recommendations for nomination received by the Secretary that satisfy our Bylaw requirements relating to director nominations will be presented to the Board of Directors for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These requirements are also described under “Stockholder Proposals for the 2019 Annual Meeting.”

Leadership Structure of our Board of Directors

Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, these positions are separated, with Mr. Taylor serving as Chairman of the Board and Mr. Fahs serving as our Chief Executive Officer and also as a director. Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors will meet in a private session that excludes management and any non-independent directors.

Communications with the Board

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors, including the chairman of our Board of Directors, the chairperson of any of the audit and compensation committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 2435 Commerce Ave, Building 2200, Duluth, GA 30096, who will forward such communication to the appropriate party.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Board Committees and Meetings

Our Board of Directors has an audit committee and a compensation committee, each of which operates under a charter that has been approved by our Board.

The following table summarizes the current membership of each of the Board’s Committees.

	Audit Committee	Compensation Committee
L. Reade Fahs
Nathaniel H. Taylor.		Chair
Felix Gernburd	X	X
Virginia A. Hepner	X
D. Randolph Peeler
David M. Tehle	Chair

All directors are expected to make every effort to attend all meetings of the Board of Directors, meetings of the committees of which they are members and the annual meeting of stockholders. During the fiscal year ended December 30, 2017, the Board held five meetings, the audit committee held two meetings and the compensation committee held one meeting. In addition, the Board, the audit committee and the compensation committee acted by unanimous written consent several times during fiscal year 2017. In fiscal 2017, all of our directors attended at least 75% of the meetings of the Board of Directors and committees during the time in which he or she served as a member of the Board of Directors or such committee.

Audit Committee

Our audit committee consists of David M. Tehle, who serves as the Chair, Virginia A. Hepner and Felix Gernburd. Mr. Tehle and Ms. Hepner each qualifies as an independent director under NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board of Directors has determined that Mr. Tehle and Ms. Hepner each qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

The audit committee is responsible for, among other things, preparing the audit committee report required by the SEC to be included in our proxy statement and assisting our Board of Directors with respect to its oversight of (1) our risk management policies and procedures, (2) the audits and integrity of our financial statements, and the effectiveness of internal control over financial reporting, (3) our compliance with legal and regulatory requirements, (4) the qualifications, performance and independence of the outside auditors and (5) the performance of our internal audit function.

Compensation Committee

Our compensation committee consists of Nathaniel H. Taylor, who serves as the Chair, and Felix Gernburd.

The purpose of the compensation committee is to assist our Board of Directors in discharging its responsibilities relating to (1) setting our compensation philosophy and compensation of our executive officers and directors, (2) monitoring our equity-based and certain incentive compensation plans and (3) preparing the compensation committee report required to be included in our proxy statement or annual report under the rules and regulations of the SEC.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Committee Charters and Corporate Governance Guidelines

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe our Board of Directors’ views and policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Board of Directors and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.

Our Corporate Governance Guidelines, Audit and Compensation Committee Charters, and other corporate governance information are available on our website at the investors section of our website, www.nationalvision.com.

Code of Ethics

We maintain a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which we call our Code of Conduct. Our Code of Conduct is a “code of ethics” as defined in item 406(b) of Regulation S-K under the Securities Act and is posted in the investors section of our website, www.nationalvision.com.

We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website.

Oversight of Risk Management

Our Board of Directors has extensive involvement in the oversight of risk management. The Board and the audit committee receive regular reports from management to help ensure effective and efficient oversight of our activities and to assist in proper risk management, including with respect to cybersecurity, and the ongoing evaluation of management controls. Through its regular meetings with management, including the finance, legal, internal audit, and compliance functions, the audit committee reviews and discusses significant areas of our business, including areas of risk and appropriate mitigating factors. Internal audit reports functionally and administratively to our Chief Financial Officer and directly to the audit committee. We believe that the leadership structure of our Board of Directors provides appropriate risk oversight of our activities given the controlling interests held by the Sponsors.

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COMPENSATION OF DIRECTORS

Director Compensation

Directors who are our employees or are associated with our Sponsors do not receive remuneration for serving on our Board. Non-employee directors receive an annual cash retainer of $75,000, paid quarterly, in arrears. The Chair of each of the audit committee and the compensation committee receives an additional annual cash retainer of $20,000, paid quarterly, in arrears. In addition, each non-employee director receives an annual $100,000 restricted stock grant. The shares of restricted stock vest in three equal installments on each of the first, second and third anniversaries of the grant date, subject to continued service through the applicable vesting date. Upon the occurrence of a change in control, all shares of restricted stock fully vest. Upon any termination of a director’s service, all unvested shares of restricted stock will be forfeited. Our directors are not paid any fees for attending meetings. However, our directors are reimbursed for reasonable travel and related expenses associated with attendance at board or committee meetings.

The following table reflects the fees earned by our non-employee directors for service in fiscal 2017:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)	Total ($)
Nataniel H. Taylor	—	—	—	—
Felix Gernburd	—	—	—	—
Virginia A. Hepner(3)	—	—	—	—
D. Randolph Peeler	—	—	—	—
David M. Tehle(2)	18,750	100,000	—	118,750
(1)	The amount reported reflects the grant date fair value associated with the grant to Mr. Tehle of 6,357 shares of restricted stock on July 24, 2017 under the 2014 Stock Incentive Plan. As of December 30, 2017, Mr. Tehle held 6,357 shares of restricted stock.
(2)	Mr. Tehle joined our Board on July 17, 2017 and his cash retainer was prorated for his partial year of service.
(3)	Ms. Hepner joined our Board on January 22, 2018 and therefore did not receive any compensation for the year ended December 30, 2017.

16	2018 Proxy Statement

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal 2018.

Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board of Directors and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP for the audit of our financial statements for 2017 and 2016 and for fees billed for other services rendered by Deloitte during those periods.

$, in thousands	Fiscal Year 2017	Fiscal Year 2016
Audit fees(1)	2,420	817
Audit-related fees(2)	397	293
Tax fees(3)	6	89
All other fees	—	—
Total	2,823	1,199
(1)	Includes the aggregate fees for professional services rendered for the audit of the Company’s annual financial statements and the quarterly reviews of its financial statements, assistance with documents filed with the SEC, and assistance with documents related to our IPO process.
(2)	Represents amounts for due diligence services.
(3)	Includes the aggregate fees for professional services rendered for tax compliance, and tax consultation and planning.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence and the audit committee’s charter, the audit committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement. Effective with the completion of our IPO, the audit committee, prior to such engagement, pre-approves independent public accounting firm services within each category and the fees of each category are budgeted. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018.
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REPORT OF THE AUDIT COMMITTEE

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under “The Board of Directors and Certain Governance Matters—Board Committees and Meetings—Audit Committee.” Under the audit committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In the performance of its oversight function, the audit committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees.” In addition, the audit committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 30, 2017 filed with the SEC.

Submitted by the audit committee of the Company’s Board of Directors:

Audit Committee

David M. Tehle, Chair Felix Gernburd Virginia A. Hepner

18	2018 Proxy Statement

PROPOSAL NO. 3—NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Our stockholders are being asked to approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.”

In considering their vote, stockholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 21 to 27, the compensation tables and narrative discussion on pages 28 to 37, as well as the discussion regarding the compensation committee on page 14.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 4—NON-BINDING VOTE ON FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION

Our stockholders are being asked to recommend, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to our named executive officers (that is, votes similar to the non-binding vote in Proposal No. 3 on page 19) should occur every one, two or three years. While the results of the vote are non-binding and advisory in nature, the Board of Directors intends to carefully consider the results of the vote.

In considering their vote, stockholders may wish to review with care the information presented in connection with Proposal No. 3 on page 19, the information on our compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 21 to 27, the compensation tables and narrative discussion on pages 28 to 37, as well as the discussion regarding the compensation committee on page 14.

We believe a one-year frequency is most consistent with the Company’s approach to compensation. Our reasons include:

•	We believe that an annual advisory vote on executive compensation will allow our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement each year.
•	We believe that an annual advisory vote on executive compensation is consistent with our policy of seeking input from our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices even though it is not required by law.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “ONE YEAR” WITH RESPECT TO HOW FREQUENTLY A STOCKHOLDER VOTE TO APPROVE, IN A NON-BINDING VOTE, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Section Overview

Our executive compensation program is designed to attract and retain individuals with the skills and qualifications to manage and lead the Company effectively. The overarching goal of our programs is to motivate our leaders to contribute to the achievement of our financial goals and to focus on long-term value creation for our stockholders.

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers, or NEOs, which include our Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers who served in such capacities for the fiscal year ended December 30, 2017. In addition, our former President, who retired from such position as of September 1, 2017, also qualifies as an NEO for 2017. Our NEOs for 2017 were:

Name	Position
L. Reade Fahs	Chief Executive Officer and Director
Patrick R. Moore	Senior Vice President, Chief Financial Officer
Jeff McAllister*	Chief Operating Officer
Mitchell Goodman	Senior Vice President, General Counsel and Secretary
John Vaught	Senior Vice President, Chief Information Officer
J. Bruce Steffey*	Former President
*	Mr. McAllister joined NVI in August 2017. Mr Steffey retired from his President position in September 2017 and remains employed in a part-time capacity.

Executive Summary

Compensation Philosophy and Approach

We expect our executive team to possess and demonstrate strong leadership and management capabilities. To reward and retain our leaders, including our NEOs, we have designed a total compensation approach that rewards both short-term and long-term success.

Compensation Objectives

Our compensation program for executives is currently designed to support the following objectives:

•	align executive compensation with achievement of our overall business goals;
•	provide overall levels of compensation that are competitive to attract, retain and motivate highly-qualified executives to continue to enhance long-term equity value; and
•	foster a strong relationship between stockholder value and executive compensation by having a portion of compensation composed of equity-based incentive awards.

Program Design. Our executive compensation program has three main components: (1) base salary; (2) annual cash incentive compensation; and (3) long-term incentive awards. Each component is designed to be consistent with the Company’s compensation philosophy.

Our compensation packages are designed to promote integrity, leadership, teamwork, ownership and initiative by our employees whose performance and responsibilities directly affect our results of operations. We strive to create competitive compensation packages for all employees that encourage them to achieve our long-term business goals without taking unnecessary risks. We believe that, to attract and retain senior executives, we must provide them with a competitive level of predictable compensation that rewards their continued service. We also believe that performance-based compensation plays a significant role in aligning

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EXECUTIVE COMPENSATION

senior executives’ interests with those of our stockholders, and should be emphasized in the overall program structure. We motivate and reward NEOs for successfully executing our business strategy, and believe that a combination of both short-term and long-term compensation creates an optimal pay-for-performance environment.

As we have recently transitioned from being privately held to publicly traded, we intend to critically evaluate our executive compensation program as frequently as circumstances require, to ensure that we maintain a competitive environment for talent and that our incentive programs are achieving their desired results. Consistent with prior practice, we do not intend to adhere to rigid formulas or react to short-term changes in business performance in determining the amount and mix of compensation elements.

Our Annual Compensation-Setting Process

Role of Our Board of Directors and the NVI Board

Prior to our IPO, our executive compensation and related issues were administered by our full Board of Directors and the board of NVI (the “NVI Board”). Our Board of Directors was responsible for determining and approving equity compensation grants while the NVI Board determined other aspects of compensation, including base salaries, and administered our Management Incentive Plan (“MIP”). Our Board of Directors and the NVI Board were responsible for determining the compensation of our CEO and for reviewing and approving the compensation of other executive officers, as recommended by our CEO and Senior Vice President, Chief Human Resources Officer, (the “Chief Human Resources Officer”). At the beginning of each performance cycle, our Board of Directors or the NVI Board, as applicable, approved financial goals designed to align executive pay with company performance and stockholder interests, provide competitive pay opportunities dependent on performance, retain talent, create optimal stockholder value and mitigate material risk.

In connection with our IPO, our Board of Directors established a compensation committee that, going forward, has responsibility for overseeing the executive compensation program, including (but not limited to) executive salaries, goals and payouts under the MIP, the size and structure of equity awards and any executive perquisites or other benefits.

Except where the context requires otherwise, the term “Board of Directors” as used in this “Compensation Discussion and Analysis” section refers to the Board of Directors of National Vision Holdings, Inc.

Role of Management

In setting executive compensation for 2017, our CEO and our Chief Human Resources Officer worked closely with the NVI Board in managing the executive compensation program and attended meetings of our Board of Directors. Our CEO made recommendations to the NVI Board regarding compensation for the executive officers other than himself. Our CEO and CFO also provided input in discussions regarding the financial goals for which annual incentive payouts under our MIP could be earned. Following our IPO, the compensation committee of our Board of Directors assumed the responsibility that the NVI Board had in approving compensation decisions with respect to our NEOs.

Role of the Compensation Consultant

In early 2016, our Board of Directors retained Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consulting firm, to assist our Board of Directors regarding various executive compensation matters. Since 2016, Meridian has assisted with the development of our compensation peer group, conducted compensation benchmarking studies for our senior executives using both the peer group and survey data, consulted on various matters related to the annual and long-term incentive programs and consulted on various matters related to compensation of our independent directors.

In early 2018, the compensation committee engaged Meridian to serve as its independent compensation consulting firm. In connection with this appointment, the compensation committee assessed Meridian’s

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EXECUTIVE COMPENSATION

independence, including considering the factors specified in the NASDAQ listing standards and receiving confirmation by Meridian of its independent status. The compensation committee believes that Meridian is independent and that there is no conflict of interest between Meridian and the compensation committee.

Use of Comparative Market Data

We aim to compensate our executive officers competitively in the market for executive talent. To gain a general understanding of current market compensation practices, our Board of Directors has reviewed the findings as presented in a market study conducted by Meridian. The external market data reviewed included proxy data from the peer group companies described below, and a broad cross-section of general industry survey data.

The current peer group was approved by the Board of Directors in October 2016. The criteria used to select the peer group focused on industry, business model, scope of operations (as measured by annual revenue and market capitalization), and performance results (as indicated by various earnings metrics). We believe it is appropriate for the peer group to reflect the health care aspects of our business yet retain a “retail” component. The peer group consists of the following 15 companies:

Alere, Inc.	Kate Spade & Co.
Align Technology Inc.	Surgery Partners Inc.
Amsurg Corp.	Surgical Care Affiliates Inc.
Columbia Sportswear Co.	Ulta Salon Cosmetics and Fragrances
Cooper Companies Inc.	U.S. Physical Therapy Inc.
Container Store Group	VCA Inc.
Dentsply Sirona Inc.	West Pharmaceutical Services Inc.
Five Below Inc.

As more fully described below under “-Compensation Elements,” the NVI Board reviewed the compensation data provided by Meridian and set total compensation for our NEOs accordingly. The NVI Board did not target a specific percentile with respect to the peer group in determining our NEOs’ total compensation, nor did it establish a prescribed mix of pay for our executives.

Compensation Elements

Base Salary

We believe it is important to provide a competitive fixed level of pay to attract and retain experienced and successful executives. In determining the amount of base salary that each NEO receives, we look to the executive’s current compensation, time in position, any change in the executive’s position or responsibilities, including complexity and scope and the relation of his or her position to those of other executives within the Company and in similar positions at peer companies. Base salaries are reviewed annually or at other times when appropriate and may be increased from time to time pursuant to such review.

Consistent with this approach, in April 2017, we adjusted the base salaries of Mr. Goodman from $330,000 to $350,000, Mr. Vaught from $280,000 to $288,000 and Mr. Steffey from $566,500 to $610,000; and in September 2017, we adjusted the base salary of Mr. Fahs from $610,000 to $900,000. Following Mr. Steffey’s retirement from the position of President in September 2017, his base salary was adjusted to $305,000. There were no changes made to the bases salaries of Messrs. Moore ($400,000) and McAllister ($562,000) in 2017.

Management Incentive Plan

Our executives participate in the MIP, which is an annual cash incentive program. The primary purpose of the MIP is to focus management on key measures that drive financial performance and to provide competitive bonus opportunities tied to the achievement of our annual financial and strategic growth objectives.

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EXECUTIVE COMPENSATION

We believe that tying the NEOs’ bonuses to company-wide performance goals encourages collaboration across the executive leadership team. For fiscal 2017, MIP awards were based on achievement of a MIP EBITDA goal (with EBITDA for purposes of the MIP defined as Adjusted EBITDA (as defined in Part II. Item 7. “ Management’s Discussion and Analysis” of the Form 10-K), plus MIP expense, change in the margin on unearned revenue, change in deferred revenue, interest income and parent company items, less new store pre-opening expenses and non-cash rent). The compensation committee has reserved the ability to adjust the actual EBITDA results to exclude the effects of unplanned or unusual items (whether favorable or unfavorable).

Each NEO’s target annual bonus under the MIP is expressed as a percentage of base salary with the targets ranging from 32.5% to 100% for 2017. Actual MIP awards were calculated by multiplying each NEO’s base salary by his payout percentage. MIP awards are earned at 100% of target if the Company achieved 2017 MIP EBITDA of $169.1 million. For fiscal 2017, there was a threshold level and five additional levels of MIP EBITDA achievement under the MIP, with Tier I being the target achievement level and Tier V the maximum achievement level. Awards could be earned at more or less than target based on the pre-established scale set forth in the following table:

Threshold	Tier I (Target)	Tier II	Tier III	Tier IV	Tier V (Max)
% Attainment of MIP EBITDA Target
90%	100%	102.7%	106.9%	112.2%	118.5%
Named Executive Officer		Payout Percentages
L. Reade Fahs*	1/1/17-8/31/17	30%	60%	70%	90%	110%	130%
	9/1/17-12/30/17	50%	100%	110%	130%	150%	170%
Patrick R. Moore	1/1/17-12/30/17	25%	50%	58.75%	76.25%	93.75%	111.25%
Jeff McAllister	1/1/17-12/30/17	30%	60%	70%	90%	110%	130%
Mitchell Goodman	1/1/17-12/30/17	25%	50%	58.75%	76.25%	93.75%	111.25%
John Vaught	1/1/17-12/30/17	16.25%	32.5%	40%	55%	70%	85%
J. Bruce Steffey	1/1/17-12/30/17	30%	60%	70%	90%	110%	130%
*	Effective September 1, 2017, the Board of Directors approved updated target levels for Mr. Fahs for the remainder of fiscal 2017. In determining Mr. Fahs’ increased annual target bonus, the Board of Directors generally reviewed (without targeting a specific percentile) the target cash bonus opportunities of CEOs at the Company’s peer group.

For performance percentages between the specified threshold, target, and other tier levels, payouts were interpolated on a straight-line basis.

Notwithstanding the establishment of the MIP EBITDA goal and the scale for determining the resulting MIP awards earned, as described above, the compensation committee had the ability to exercise positive or negative discretion and award a greater or lesser amount to our NEOs than the amount determined by the scale above if it determined that circumstances so warranted. The compensation committee did not exercise such discretion in fiscal 2017.

For fiscal 2017, the Company’s MIP EBITDA achieved was $171.8 million, resulting in a payout percentage of 66.12% of base salary for Mr. Fahs from January 1, 2017 to August 31, 2017 and 106.12% from September 1, 2017 and December 30, 2017, 55.35% of base salary for each of Messrs. Moore and Goodman, 66.12% of base salary for each of Messrs. McAllister and Steffey, and 37.09% of base salary for Mr. Vaught. Each of the NEOs earned MIP awards for fiscal 2017 as follows, which are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.

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EXECUTIVE COMPENSATION

Named Executive Officer		2017 Base Salary	Target Percentage	Target Amount	Achievement Factor as a Percentage of Target Amount	Actual MIP Award
L. Reade Fahs	1/1/17-8/31/17	$422,308	60%	$253,385	111%	$279,209
	9/1/17-12/30/17	$278,038	100%	$278,038	106%	$295,040
						$574,249
Patrick R. Moore		$400,000	50%	$200,000	111%	$221,403
Jeff McAllister		$227,164	60%	$136,298	110%	$150,189
Mitchell Goodman		$344,615	50%	$172,308	111%	$190,747
John Vaught		$285,846	32.5%	$92,900	114%	$106,009
J. Bruce Steffey		$504,442	60%	$302,665	110%	$333,512

Long-Term Incentive Awards

In connection with our IPO, our board of directors adopted, and our stockholders approved, the National Vision Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Omnibus Incentive Plan”). The purpose of our 2017 Omnibus Incentive Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

In 2014, our Board of Directors and stockholders of the Company approved the 2014 Stock Incentive Plan for Key Employees of Nautilus Parent, Inc. and its Subsidiaries (the “2014 Stock Incentive Plan,” and together with the 2017 Omnibus Incentive Plan, the “Equity Incentive Plans”).

As of December 30, 2017, only stock options have been granted to any of the NEOs under our Equity Incentive Plans.

Pre-IPO Stock Option Grants. Each of our NEOs, except Mr. McAllister, received option grants in fiscal year 2014, which we refer to as the “2014 Options.” On August 14, 2017, in connection with being hired by us, our Board of Directors granted Mr. McAllister an option to purchase 362,317 shares of our common stock pursuant to our 2014 Stock Incentive Plan, with an exercise price of $15.74 per share (the “McAllister 2017 Options,” and together with the 2014 Options, the “Pre-IPO Options”). The Pre-IPO Options consist of 40% time-based and 60% performance-based options. For additional information regarding stock options, see “Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards-Equity Awards” below.

Post-IPO Stock Option Grants. In connection with our IPO, on October 25, 2017, our Board of Directors granted Mr. Moore a time-based option to purchase 92,443 shares of our common stock pursuant to our 2017 Omnibus Incentive Plan, with an exercise price of $22.00 per share (the “2017 Post-IPO Options”). For additional information regarding stock options, see “Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards-Equity Awards” below.

Exercise Price Adjustment of Stock Options. As provided under the 2014 Stock Incentive Plan and related award agreements, the exercise price of options is subject to reduction to reflect cash dividends paid after the grant date. In connection with extraordinary dividends paid in June 2015 and February 2017, the exercise prices of the options granted to our NEOs prior to such dates were reduced. In February 2017, our Board of Directors approved a cash dividend payable to holders of our common stock, which we refer to as the “2017 Dividend,” of $2.977 per share, which we refer to as the “2017 Dividend Amount.” To equitably reflect the impact of the 2017 Dividend on the holders of outstanding options, our Board of Directors approved cash payments to be made with respect to rollover options (as described below) and vested options and approved reductions of the exercise price for unvested options. Specifically, holders of vested

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options and rollover options received a one-time cash payment equal to the number of vested options and/or rollover options held by such holder, as applicable, multiplied by an amount equal to the 2017 Dividend Amount, less any applicable withholding taxes. The per share exercise prices of unvested options were reduced to $4.27, to the extent the per share exercise price could be reduced under applicable tax rules.

Payments for Pre-Acquisition Options and Rollover Options. Certain outstanding options to acquire stock that were issued prior to our acquisition by affiliates of KKR Sponsor in 2014, whether or not fully vested, became fully vested immediately prior to such acquisition and were either rolled over into options to purchase shares of our common stock or canceled and converted into cash payments, based on the difference between the change in control price and the option’s exercise price. Certain of our executives, including Mr. Vaught, rolled over a portion of their pre-acquisition outstanding options into options to purchase shares of our common stock. These “rollover options” were fully vested as of their date of grant and remain outstanding in accordance with the terms of the governing stock incentive plans and grant agreements and a separate rollover option agreement entered into with each of the individual option holders, including Mr. Vaught. However, in connection with our acquisition by affiliates of KKR Sponsor, the exercise price and number of shares underlying the rollover options were adjusted as a result of the acquisition, including for Mr. Vaught, whose exercise price for such options was adjusted to $2.42 per option.

Perquisites and Other Benefits

Our team members, including the NEOs, are eligible for specified benefits, such as group health, dental, disability and life insurance. These benefits are intended to provide competitive and adequate protection in case of sickness and the NEOs participate in these plans on the same basis as all other team members.

We provide specified perquisites to our NEOs when appropriate, including relocation as required. We also provide our executives, including our NEOs, with additional basic life insurance coverage and supplemental long-term disability and accidental death insurance. In addition, we provide our CEO with tax accounting services and a Young Presidents’ Organization (“YPO”) membership. These perquisites are intended to enable us to attract and retain highly qualified employees for key positions and are believed to be reasonable and consistent with our overall compensation program. The value of these perquisites and other personal benefits are reflected in the “All Other Compensation” column to the “Summary Compensation Table” and the accompanying footnotes below.

Retirement Benefits

Our eligible U.S. employees, including our NEOs, participate in the National Vision, Inc. 401(k) Retirement Savings Plan, or the 401(k) Plan. Eligible employees are eligible to enroll in the 401(k) Plan during the first month following three months of service with the Company. Under the 401(k) Plan, we match 50% of the first 3% of a participant’s contributions. The Company’s matching contributions vest pro rata over each of the following four years of employment with the Company.

Severance Benefits

The Company provides severance benefits to its executives in order to offer competitive total compensation packages and to be competitive in the Company’s executive attraction and retention efforts. The National Vision, Inc. Severance Plan, or the Severance Plan, in which all of our NEOs participate, provides for severance payments and benefits to executives upon a qualifying termination of employment. In addition, as of December 30, 2017, Messrs. Fahs, Moore and Goodman participate in the Executive Supplement to the Severance Plan.

See “Potential Payments upon Termination or Change in Control,” which describes the payments to which each of the NEOs may be entitled under the Severance Plan and the Executive Supplement.

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Tax and Accounting Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs so that our programs meet regulatory requirements and efficiently deliver compensation. While these factors may impact plan designs, ultimately, decisions reflect the pay strategy of the Company and the program intent.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows tax deductions to publicly-held companies for individual compensation over $1 million paid to certain executive officers in a taxable year. Historically, compensation above $1 million could be deducted if it was considered “performance-based compensation” within the meaning of the Code, but as a result of tax legislation enacted at the end of 2017, this exemption is no longer available.

Currently, but subject to final rules with respect to the new tax legislation, we are able to claim the benefit of a special exemption rule that applies to compensation paid (or compensation in respect of equity awards such as stock options or restricted stock granted) during a specified transition period under Section 162(m) for corporations that become publicly traded. This transition period may extend until the first annual stockholders meeting that occurs after the end of the third calendar year following the calendar year in which this offering occurs, unless the transition period is terminated earlier under the Section 162(m) post-offering transition rules. At such time as we are subject to the deduction limitations of Section 162(m), as a result of the elimination of the performance-based compensation exemption, as described above, we would not expect that the compensation committee will take the deductibility limitations of Section 162(m) into account in its compensation decisions.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Form 10-K for the fiscal year ended December 30, 2017.

Compensation Committee

Nathaniel H. Taylor, Chair Felix Gernburd

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Compensation Tables

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for services rendered in all capacities for the fiscal year ended December 30, 2017.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
L. Reade Fahs	2017	700,346	—	—	—	574,249	(4)	—	23,240	1,297,835
Chief Executive Officer	2016	605,221	—	—	—	503,074		—	16,911	1,125,206
Patrick R. Moore	2017	400,000	—	—	848,442	221,403		—	93,882	1,563,727
Senior Vice President and	2016	378,950	—	—		266,144		—	9,380	654,474
Chief Financial Officer
Jeff McAllister*	2017	227,164	—	—	3,346,209	150,189		—	6,301	3,729,863
Chief Operating Officer
Mitchell Goodman	2017	344,615	—	—	—	190,747		—	177,887	713,249
Senior Vice President, General	2016	324,615	—	—	—	227,984		—	11,728	564,327
Counsel and Secretary
John Vaught	2017	285,846	—	—	—	106,009		—	127,193	519,048
Senior Vice President and	2016	267,250	—	—	—	133,202		—	8,422	408,874
Chief Information Officer
J. Bruce Steffey*	2017	504,442	—	—	—	333,512		—	367,804	1,205,758
Former President	2016	552,635	—	—	—	459,363		—	7,093	1,019,091
*	Mr. McAllister joined NVI in August 2017. Mr Steffey retired from his President position in September 2017 and remains employed by the Company in a part-time capacity.
(1)	Amounts in this column reflect the salary earned during the fiscal year. In April 2017, base salaries of each of Messrs. Goodman, Vaught and Steffey were increased and in September 2017, Mr. Fahs’ base salary was increased. Following Mr. Steffey’s retirement from the position of President in September 2017, his base salary was decreased. See “Compensation Discussion and Analysis-Compensation Elements-Base Salary” above.
(2)	Amounts reflect the aggregate grant date fair value of option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“Topic 718”) and utilizing the assumptions discussed in Note 5 to our consolidated financial statements for the year ended December 31, 2017 in the Form 10-K.
(3)	All Other Compensation for 2017 included:
NEO	Employer 401(k) Matching Contributions ($) (a)	Tax Services Reimbursement ($) (b)	Life Insurance Premiums ($) (c)	Disability and AD&D Insurance Premiums ($) (d)	Dividend Equivalent $ (e)	Other ($) (f)	Total ($)
L. Reade Fahs	2,564	4,650	360	2,516	—	13,150	23,240
Patrick R. Moore	2,564	—	360	120	90,838	—	93,882
Jeff McAllister	—	—	90	1,049	—	5,162	6,301
Mitchell Goodman	2,564	—	360	5,399	169,564	—	177,887
John Vaught	2,564	—	360	4,174	120,095	—	127,193
J. Bruce Steffey	2,564	—	270	1,619	363,351	—	367,804
(a)	Our 401(k) plan provides for a 50% matching contribution on the first 3% of participants’ pre-tax contributions up to IRS limits.
(b)	With respect to each calendar year of employment, Mr. Fahs is entitled to be reimbursed by us for the reasonable cost of tax accounting services.
(c)	Each of our NEOs is entitled to basic life insurance coverage of up to two times base salary up to $500,000.
(d)	Each of our NEOs is entitled to supplemental long-term disability and accidental death insurance coverage. The total benefit maximum of both the basic and supplemental disability insurance coverage is $10,000 and the maximum accidental death benefit is up to the lessor of two times base salary or $500,000.

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(e)	Represents a one-time cash payment made to equitably reflect the impact of the 2017 Dividend on vested options, equal to the number of vested options multiplied by an amount equal to the 2017 Dividend Amount, less any applicable withholding taxes.
(f)	Represents fees paid for Mr. Fahs’ YPO membership and fees paid for Mr. McAllister’s taxable relocation expenses.
(4)	Amount shown reflects the proration of Mr. Fahs’ annual, performance-based cash bonus under the MIP for fiscal 2017 based on the increase in his target bonus percentage that took effect on September 1, 2017. See “Compensation Discussion and Analysis—Compensation Elements - Management Incentive Plan” for additional information.

2017 Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to the NEOs during the fiscal year ended December 30, 2017.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)						Estimated Possible Payouts Under Equity Incentive Plan Awards					All other option awards: Number of securities underlying options (#)(2)	Exercise or base price of option awards ($/Sh)	Grant Date Fair Value of Option Award ($)(3)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Threshold ($)		Target ($)		Maximum ($)
L. Reade Fahs		265,712	(4)	531,423	(4)	1,021,665	(4)
Patrick R. Moore	10/25/2017												92,443	22.00	848,442
		100,000		200,000		445,000
Jeff McAllister	8/14/2017							43,478	(5)	217,390	(5)		144,927	15.74	3,346,209
		68,149		136,298		295,313
Mitchell Goodman		86,154		172,308		383,385
John Vaught		46,450		92,900		242,969
J. Bruce Steffey		151,323		302,665		655,775
(1)	Reflects the possible payouts of cash incentive compensation under the MIP. See “Compensation Discussion and Analysis-Compensation Elements-Management Incentive Plan” above for a description of the MIP. The actual amounts paid are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
(2)	For Mr. Moore, reflects 2017 Post-IPO Options and for Mr. McAllister, represents the time-vesting portion of the McAllister 2017 Options, the terms of which are summarized under “Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards” below.
(3)	Represents the grant date fair value of the time-vesting options computed in accordance with Topic 718 and utilizing the assumptions discussed in Note 5 to our consolidated financial statements for the year ended December 31, 2017 in the Form 10-K.
(4)	Amounts shown reflect the net proration of Mr. Fahs’ possible payouts under the MIP based on the increase in his target bonus percentage that took effect on September 1, 2017. See “Compensation Discussion and Analysis - Compensation Elements - Management Incentive Plan” for additional information.
(5)	Reflects the performance-vesting portion of the McAllister 2017 Options, the terms of which are summarized under “Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards” below.
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Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards

Equity Awards. Each of our NEOs is party to a Management Stockholder’s Agreement with us. The Management Stockholder’s Agreement, along with an Option Agreement and, with respect to Mr. Vaught, an Option Rollover Agreement, generally govern each NEO’s rights with respect to shares of common stock of the Company held by such NEO, such NEO’s stock options, and, with respect to Mr. Vaught, his rollover options, and contain certain rights and obligations of the parties thereto with respect to vesting, transfer restrictions, put and call rights, tag-along rights, drag-along rights, registration rights and rights of first refusal, and certain other matters.

Vesting Terms. The Pre-IPO Options consist of 40% time-based and 60% performance-based options. With respect to the 2014 Options, the time-based options vest as to 20% of the shares subject to such option on each anniversary of the closing date of our acquisition by affiliates of KKR Sponsor, such that all of the shares subject to such time-based options will be vested and exercisable on March 13, 2019, the fifth anniversary of the closing date of our acquisition by affiliates of KKR Sponsor, subject to the holder continuing to provide services through such vesting date. The performance-based Pre-IPO Options are eligible to vest upon (i) a change in control (as defined in our 2014 Stock Incentive Plan), (ii) extraordinary dividend payment(s), (iii) a sale of shares by affiliates of KKR Sponsor into the public market or (iv) any other event or transaction (or series of events or transactions) wherein affiliates of KKR Sponsor receive cash, on a cumulative basis, in respect of their shares, which we refer to as a “Realization Event.” Upon each date that a Realization Event occurs, a percentage of the performance-based options will vest if affiliates of KKR Sponsor receive proceeds that result in the achievement of a cumulative internal rate of return equal to at least 20% and:

•	If the multiple of invested capital, or MOIC, achieved is less than two times, no portion of the performance-based options will vest;
•	If the MOIC achieved is equal to two times, then 25% of the performance-based options will vest; and
•	If the MOIC achieved is greater than two times, then an additional percentage of the performance-based options above 25% will vest with up to 100% of the performance-based options becoming vested upon the achievement of a MOIC equal to or greater than 5x based on the following formula: the product of (x)(1) the actual MOIC received as of the given Realization Event minus (2) the MOIC equal to two, and (y) 25%.

With respect to the McAllister 2017 Options, the time-based options vest as to 20% of the shares subject to such option on each anniversary of the grant date, such that all of the shares subject to such time-based options will be vested and exercisable on the fifth anniversary of the grant date, subject to the holder continuing to provide services through the vesting date. The performance-based McAllister 2017 Options are eligible to vest as to 20% of the shares subject to such option on each of the first five concluded fiscal years following the grant date (each, an “Option Tranche”) if the Company achieves the applicable management EBITDA target for the respective fiscal year under the MIP (the “Target”) established by the Board of Directors as follows:

•	For the 2017 fiscal year, the Target shall be deemed to have been met and 100% of the 2017 Option Tranche will vest;
•	For each of the subsequent four fiscal years, if the management EBITDA achieved in the applicable fiscal year: (i) is less than 95% of the Target, then no portion of the applicable Option Tranche will vest, (ii) is 95% of the Target, then 50% of the applicable Option Tranche will vest, (iii) exceeds 95% of the Target, then 50% plus an additional percentage of the applicable Option Tranche will vest, up to 50%, calculated linearly and (iv) is 100%, then 100% of the applicable Option Tranche will vest.

The time-based and performance-based McAllister 2017 Options fully vest upon a change in control, subject to Mr. McAllister remaining employed with the Company on the date of such change in control.

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The 2017 Post-IPO Options are time based options that will vest in three substantially equal installments on each of the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date. Mr. Vaught’s rollover options were fully vested as of their date of grant.

Put Rights. Prior to the later of (1) March 13, 2019 and (2) a change of control (as defined in the Management Stockholder’s Agreement), if an NEO’s employment is terminated as a result of death or disability, then such NEO has a right, subject to specified limitations and for a specified period following such termination, to cause the Company to repurchase all or any vested Pre-IPO Options for an amount equal to the product of (x) the excess, if any, of fair market value on the repurchase calculation date (as defined in the Management Stockholder’s Agreement) of a share underlying the option over the exercise price and (y) the number of options. We refer to this calculation as the “Option Formula.”

Call Rights Regarding the NEOs’ Vested Pre-IPO Options. Prior to the later of (1) March 13, 2019 and (2) a change of control, if an NEO’s employment is terminated for any reason, or in the event of a breach by an NEO of the Management Stockholder’s Agreement, including a restrictive covenant violation, the Company has the right, for a specified period following the termination of such NEO’s employment, to purchase all of such NEO’s vested options as follows:

Triggering Event	Call Price
Death or Disability	Option Formula
Termination for Cause	Options are terminated without payment
Termination Without Cause or for Good Reason	Option Formula
Termination Without Good Reason Prior to March 13, 2017 (other than due to death or Disability)	Options are terminated without payment
Termination Without Good Reason on or After March 13, 2017 (other than due to death or Disability)	Option Formula
Material Breach of Management Stockholder’s Agreement	Options are terminated without payment

Call Rights Regarding Mr. Vaught’s Rollover Options. Prior to the later of (1) March 13, 2019 and (2) a change of control, if Mr. Vaught’s employment is terminated for any reason, or in the event of a breach by Mr. Vaught of the Management Stockholder’s Agreement, including a restrictive covenant violation, the Company has the right, for a specified period following the termination of such NEO’s employment, to purchase all of Mr. Vaught’s vested rollover options as follows:

Triggering Event	Call Price
Death or Disability	Option Formula
Termination for Cause	Option Formula
Termination Without Cause or for Good Reason	Option Formula
Termination Without Good Reason Prior to March 13, 2017 (other than due to death or Disability)	Option Formula
Termination Without Good Reason on or After March 13, 2017 (other than due to death or Disability)	Option Formula
Material Breach of Management Stockholder’s Agreement	Option Formula
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Restrictive Covenants. In addition, our NEOs have agreed to specified restrictive covenants, including an indefinite confidentiality covenant, and covenants related to non-disparagement, non-competition and non-solicitation of our employees, consultants and independent contractors at all times during the NEO’s employment, and for eighteen months thereafter.

Additional terms regarding the equity awards are summarized above under “Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Awards” and under “Potential Payments upon Termination or Change in Control” below. See also “Transactions with Related Persons” for additional information regarding the Management Stockholder’s Agreements.

Outstanding Equity Awards at 2017 Fiscal Year End

The following table sets forth information regarding outstanding equity awards made to our NEOs as of December 30, 2017.

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(3)	Option Exercise Price ($)(4)	Option Expiration Date(5)
L. Reade Fahs	3/13/2014		—	244,117	915,438	4.27	3/13/2024
Patrick R. Moore	9/16/2014		21,360	42,720	160,201	4.27	9/16/2024
	9/16/2014		21,360	—	—	7.25	9/16/2024
	9/16/2014		9,154	—	—	8.23	9/16/2024
	10/25/2017		—	92,443	—	22.00	10/25/2027
Jeff McAllister	8/14/2017		43,478	144,927	173,912	15.74	8/14/2027
Mitchell Goodman	3/13/2014		28,480	56,960	213,602	4.27	3/13/2024
	3/13/2014		28,480	—	—	7.25	3/13/2024
	3/13/2014		28,480	—	—	8.23	3/13/2024
John Vaught	4/11/2013	(6)	13,490	—	—	1.66	4/11/2023
	3/13/2014		13,426	26,853	100,698	4.27	3/13/2024
	3/13/2014		13,426	—	—	7.25	3/13/2024
	3/13/2014		13,426	—	—	8.23	3/13/2024
J. Bruce Steffey	3/13/2014		61,029	122,058	457,719	4.27	3/13/2024
	3/13/2014		61,029	—	—	7.25	3/13/2024
	3/13/2014		61,029	—	—	8.23	3/13/2024
(1)	The numbers in this column represent vested and exercisable time-based and performance-based options and, for Mr. Vaught, also represent vested and exercisable rollover options.
(2)	The numbers in this column represent unvested outstanding time-based options. The time-based 2014 Options vest as to 20% of the shares subject to such option on each anniversary of the closing date of our acquisition by affiliates of KKR Sponsor, subject to the holder continuing to provide services through such vesting date. The time-based McAllister 2017 Options vest as to 20% of the shares subject to such option on each anniversary of the grant date, subject to the holder continuing to provide services through such vesting date. The 2017 Post-IPO Options will vest in three substantially equal installments on each of the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date. See “Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards-Equity Awards-Vesting Terms.” Vesting of the time-based options will be accelerated upon a change in control that occurs while the executive is still employed by us, as described under “Potential Payments upon Termination or Change in Control” below.

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(3)	The numbers in this column represent unvested outstanding performance-based options. The performance-based pre-IPO Options are eligible to vest upon a Realization Event as follows: (i) If the MOIC achieved is less than two times, no portion of the performance-based options will vest; (ii) If the MOIC achieved is equal to two times, then 25% of the performance-based options will vest; and (iii) If the MOIC achieved is greater than two times, then an additional percentage of the performance-based options above 25% will vest with up to 100% of the performance-based options becoming vested upon the achievement of a MOIC equal to or greater than 5x based on the following formula: the product of (x)(1) the actual MOIC received as of the given Realization Event minus (2) the MOIC equal to two, and (y) 25%. The performance-based McAllister 2017 Options are eligible to vest as to each Option Tranche (20% of the shares subject to such option) on each of the first five concluded fiscal years following the grant date if the Company achieves the applicable management EBITDA Target established by the Board of Directors as follows: (i) for the 2017 fiscal year, the Target shall be deemed to have been met and 100% of the 2017 Option Tranche will vest; (ii) for each of the subsequent four fiscal years, if the management EBITDA achieved in the applicable fiscal year: (i) is less than 95% of the Target, then no portion of the applicable Option Tranche will vest, (ii) is 95% of the Target, then 50% of the applicable Option Tranche will vest, (iii) exceeds 95% of the Target, then 50% plus an additional percentage of the applicable Option Tranche will vest, up to 50%, calculated linearly and (iv) is 100%, then 100% of the applicable Option Tranche will vest. See “Narrative to Summary Compensation Table and 2017 Grants of Plan-Based Awards-Equity Awards-Vesting Terms.” None of the outstanding performance-based options have vested.
(4)	In connection with our acquisition by affiliates of KKR Sponsor, the exercise price of Mr. Vaught’s rollover options was adjusted to $2.42 per option. The exercise price for Mr. Vaught’s rollover options was further adjusted in 2015 as a result of an extraordinary dividend payment to $1.66 per option. The exercise prices for outstanding time-based and performance-based options were also adjusted as a result of the 2015 extraordinary dividend payment as follows: unvested time-based and performance-based options were adjusted to $7.25 per option and vested time-based options were adjusted to $8.23 per option. In February 2017, the exercise prices for outstanding unvested time-based and performance-based options were further adjusted to $4.27 per option as a result of an extraordinary dividend payment.
(5)	The expiration date shown is the normal expiration date occurring on the tenth anniversary of the grant date. Options may terminate earlier in certain circumstances, such as in connection with an NEO’s termination of employment or in connection with certain corporate transactions, including a change in control of the Company.
(6)	Represents the original grant date of Mr. Vaught’s rollover options. See “Compensation Discussion and Analysis-Compensation Elements-Long-Term Incentive Awards.”

2017 Option Exercises and Stock Vested

The following table provides information regarding options exercised by the NEOs during the fiscal year ended December 30, 2017.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
L. Reade Fahs	122,058	932,828
Patrick R. Moore	—	—
Jeff McAllister	—	—
Mitchell Goodman	—	—
John Vaught	—	—
J. Bruce Steffey	—	—
(1)	Represents the difference between the fair market value of the shares acquired on exercise, on the exercise date multiplied by the exercise price of the option.

2017 Pension Benefits

We have no defined pension benefit plans for our executive officers.

2017 Non-Qualified Deferred Compensation

We have no non-qualified defined contribution or other non-qualified deferred compensation plans for our executive officers.

Potential Payments upon Termination or Change in Control

The following section describes the payments and benefits that may become payable to the NEOs in connection with their termination of employment and/or a change in control. All such payments and benefits will be paid or provided by us or National Vision, Inc. Consistent with SEC requirements, these estimated amounts have been calculated as if the NEO’s employment had been terminated as of December 30, 2017,

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the last day of fiscal 2017, and using the closing market price of our Common Stock on December 29, 2017, the last trading day in 2017 ($40.61 per share). For purposes of this section, we have assumed that (1) we do not exercise any discretion to accelerate the vesting of outstanding options in connection with a change in control, and (2) the value of any stock options that may be accelerated is equal to the full value of such awards (i.e., the full “spread” value for stock options as of December 30, 2017).

Severance Plan

The Severance Plan provides for severance payments and benefits to eligible employees, including our NEOs, upon a qualifying termination of employment, which includes a termination of employment for one or more of the following reasons, as determined by the Company: (1) lack of work, (2) reorganization, (3) business necessity, (4) economic condition, (5) termination of employment by us without “Cause” or (6) termination of employment by the executive for “Good Reason.” In the event of a qualifying termination of employment, the Severance Plan provides for the following payments and benefits:

•	Severance in an amount equal to 12 months of the executive’s annual base salary, payable over the 12-month period following the date of such qualifying termination; and
•	If the executive has executed a non-compete and restrictive covenant agreement, which we refer to as the “Non-Compete Agreement,” with the Company on or after July 21, 2011, has not violated the Non-Compete Agreement and has properly elected COBRA continuation coverage, Company-paid COBRA premiums for up to 12 months, which we refer to as the “COBRA Benefit.”

Certain executives who are designated by our Board of Directors and participate in the Company’s MIP are eligible for certain severance payments and benefits in lieu of the severance payments and benefits described above in the event of a qualifying termination of employment pursuant to an Executive Supplement to the Severance Plan. As of December 30, 2017, Messrs. Fahs, Goodman and Moore were eligible to participate in the Executive Supplement to the Severance Plan.

The payments and benefits under the Executive Supplement to the Severance Plan in the event of a qualifying termination of employment include the following:

•	Severance in an amount equal to 24 months of the executive’s annual base salary, payable over the 24-month period following the date of such qualifying termination;
•	An amount equal to 30% of the executive’s annual base salary, payable over the 24-month period following the date of such qualifying termination; and
•	The COBRA Benefit.

As a condition to receiving severance payments and benefits under the Severance Plan, executives are required to execute a severance agreement which includes a release of claims against the Company and certain restrictive covenants. Such restrictive covenants include prohibiting the executive from:

•	Disparaging the Company or any officer, director or employee of the Company;
•	Disclosing or using any confidential information or trade secrets of the Company; and
•	Engaging in any activities, directly or indirectly, which have the effect of disrupting the Company’s operations or harming the Company’s reputation with its customers, suppliers or employees.

If an executive is found to have violated the terms of the Severance Plan, severance agreement or Non-Compete Agreement, the Company may initiate proceedings to recover any severance payments the executive received under the Severance Plan.

“Cause” generally means the following act(s) by an executive, after written notification to the executive by the Company of its demand for the executive to cure such act(s), and a failure by the executive to cure such act(s):

34	2018 Proxy Statement

EXECUTIVE COMPENSATION

•	Commission of an act or acts of fraud, dishonesty, gross negligence or willful misconduct of his or her duties that does, or could, if continued or repeated, result directly or indirectly in significant gain or personal enrichment to the executive at the expense of the Company or in injury to the Company;
•	Commission of an act or acts constituting any felony or any criminal act involving moral turpitude, or any other criminal act involving dishonesty, disloyalty, fraud or theft with respect to the Company; or
•	Material breach of any agreement under which he or she has committed to confidentiality, nondisclosure or non-solicitation protections for the Company.

“Good Reason” generally means a termination of employment upon the occurrence (without express written consent of the executive) of any of the following acts by the Company, or failure by the Company to act, and such act or failure to act has not been corrected within thirty (30) days after the executive provides written notice to the Company of such act or failure to act:

•	A significant, adverse change by the Company in the executive’s employment responsibilities;
•	A reduction in base salary;
•	Relocation without the executive’s consent to a location more than fifty (50) miles from the executive’s principal office in the Atlanta metropolitan area, except for required travel on the Company’s business; or
•	Failure by the Company, without the executive’s consent, to pay any portion of the executive’s current compensation or any portion of an installment of deferred compensation within seven days of the date such compensation is due.

Pre-IPO Options

Effect of Change in Control on Vesting of Time-Based and Performance-Based Options. Upon a change in control (as defined in the 2014 Stock Incentive Plan), unvested time options would become immediately vested and exercisable. Upon a change in control, performance options would become vested and exercisable up to the following percentage (to the extent not already vested up to or in excess of the following percentage):

•	If the MOIC is less than two times, no portion of the performance-based options will vest;
•	If the MOIC achieved is at least equal to two times, then 25% of the performance-based options will vest; and
•	If the MOIC achieved is greater than two times, then an additional percentage of the performance-based options above 25% will vest with up to 100% of the performance-based options becoming vested upon the achievement of a MOIC equal to or greater than 4x based on the following formula: the product of (x)(i) the actual MOIC achieved on the change in control minus (ii) the MOIC equal to two, and (y) 37.5%.

Any portion of the performance-based options that do not vest on a change in control will immediately expire on the date of such change in control.

Effect of Death or Disability on Vesting. Upon a termination of an NEO’s employment with the Company by reason of death or disability, the next installment of time-based options that would have become exercisable on the next vesting date following the date of such termination of employment will become vested and exercisable.

Effect of Other Terminations of Employment. Except as set forth above with respect to the effect of death or disability on vesting of time-based options, unvested options will not become vested and exercisable following termination of employment with us for any reason and any option that is unvested as of the date of termination of employment will immediately expire.

2018 Proxy Statement	35

EXECUTIVE COMPENSATION

2017 Post-IPO Options

Effect of Change in Control on Vesting. Upon a change in control (as defined below in the 2017 Omnibus Incentive Plan), unvested time-based options would become immediately vested and exercisable.

Effect of Death or Disability on Vesting. Upon a termination of an NEO’s employment with the Company by reason of death or disability, the next installment of time-based options that would have become exercisable on the next vesting date following the date of such termination of employment will become vested and exercisable.

Effect of Other Terminations of Employment. Except as set forth above with respect to the effect of death or disability on vesting of time-based options, unvested options will not become vested and exercisable following termination of employment with us for any reason and any option that is unvested as of the date of termination of employment will immediately expire.

Quantification of Payments upon Termination or Change in Control.

The following table lists the payments and benefits that would have been triggered for each of our NEOs under the circumstances described below assuming that the applicable triggering event occurred on December 30, 2017.

Named Executive Officer	Severance Benefit ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Stock Options ($)(3)
L. Reade Fahs
Qualifying Termination of Employment	2,070,000	—	—
Change in Control	—	—	8,871,212
Termination Upon Death or Disability	—	—	4,435,606

Patrick R. Moore
Qualifying Termination of Employment	920,000	—	—
Change in Control	—	—	3,272,809
Termination Upon Death or Disability	—	—	1,349,677

Jeff McAllister
Qualifying Termination of Employment	1,293,675	3,849	—
Change in Control	—	—	3,604,334
Termination Upon Death or Disability	—	—	720,867

Mitchell Goodman
Qualifying Termination of Employment	805,000	15,397	—
Change in Control	—	—	2,069,926
Termination Upon Death or Disability	—	—	1,034,963

John Vaught
Qualifying Termination of Employment	288,000	15,397	—
Change in Control	—	—	975,838
Termination Upon Death or Disability	—	—	487,919

36	2018 Proxy Statement

EXECUTIVE COMPENSATION

Named Executive Officer	Severance Benefit ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Stock Options ($)(3)
J. Bruce Steffey
Qualifying Termination of Employment	—	—	—
Change in Control	—	—	4,435,588
Termination Upon Death or Disability	—	—	2,217,794
(1)	Amounts reported for Messrs. Fahs, Moore, McAllister, Goodman and Steffey represent 24 months of the executive’s annual base salary plus an amount equal to 30% of the executive’s annual base salary. Amount reported for Mr. Vaught represents 12 months of the executive’s annual base salary.
(2)	The amounts reported represent the cost of providing each applicable NEO with COBRA continuation coverage for group health benefits for a period of 12 months following the date of termination.
(3)	The amounts reported represent accelerated vesting of unvested options as described above under “Pre-IPO Options” and “2017 Post-IPO Options,” and are based on the closing price of our common stock of $40.61 per share on December 29, 2017, the last trading day in 2017. The amounts reported for Messrs. Fahs, Moore, Steffey, Goodman and Vaught reflect the “spread” value of $36.34 per share for the 2014 Options, representing the difference between the exercise price of $4.27 and the closing price on December 29, 2017. The amount reported for Mr. Moore also includes the difference between the exercise price of $22.00 per share for the 2017 Post-IPO Options and the closing price on December 29, 2017. The amount reported for Mr. Moore reflects the “spread” value of $18.61 per share representing the difference between the exercise price of $22.00 and the closing price on December 29, 2017. The amount reported for Mr. McAllister reflects the “spread” value of $24.87 per share for the McAllister 2017 Options, representing the difference between the exercise price of $15.74 and the closing price on December 29, 2017.

Compensation Committee Interlocks and Insider Participation

During fiscal 2017, our compensation committee was composed of Messrs. Taylor and Gernburd, neither of whom has at any time been one of our executive officers or employees. None of our executive officers served as a member of the compensation committee (or other committee serving an equivalent function) or a director of any other entity whose executive officers served on our compensation committee or board of directors. Messrs. Taylor and Gernburd are affiliates of KKR. We are parties to certain transactions with KKR described in “Transactions with Related Persons.”

2018 Proxy Statement	37

EQUITY COMPENSATION PLAN INFORMATION

All numbers in the following table are as of December 30, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	10,608,559	(1)	$6.55	3,794,871	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	10,608,559		$6.55	3,794,871
(1)	Includes 169,049 shares issuable pursuant to outstanding options under the 2013 Stock Incentive Plan. The weighted-average exercise price of such options is $1.66. Includes 10,347,067 shares issuable pursuant to outstanding options under the 2014 Stock Incentive Plan. The weighted-average exercise price of such options is $6.49. Includes 92,443 shares issuable pursuant to outstanding options under the 2017 Omnibus Incentive Plan. The weighted-average exercise price of such options is $22.00.
(2)	Includes 69,452 shares that can be issued pursuant to future awards under the 2014 Stock Incentive Plan. Also includes 3,725,419 shares that can be issued pursuant to future awards under the 2017 Omnibus Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file reports of holdings and transactions in our common stock with the SEC. Based solely on a review of the copies of reports furnished to the Company and written representations from our executive officers and directors that no other reports were required to be filed, the Company believes that during 2017 all reports required by Section 16(a) were timely filed.

38	2018 Proxy Statement

PROPOSAL NO. 5—APPROVAL OF NATIONAL VISION HOLDINGS, INC. 2018 ASSOCIATE STOCK PURCHASE PLAN

Our stockholders are being asked to approve the adoption of the Associate Stock Purchase Plan, which would have a maximum of 850,000 shares of our common stock available for issuance. On April 16, 2018, our Board of Directors approved the adoption of the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan (the “Associate Stock Purchase Plan”), subject to stockholder approval at the Annual Meeting. The purpose of the Associate Stock Purchase Plan is to encourage employee stock ownership, thus aligning employee interests with those of stockholders, and to enhance the ability of the Company to attract, motivate and retain qualified associates. We believe that the Associate Stock Purchase Plan offers a convenient means for our associates who might not otherwise own our Common Stock to purchase and hold shares.

A copy of the Associate Stock Purchase Plan is attached hereto as Exhibit A. The summary of the material features of the Associate Stock Purchase Plan set forth below is qualified in its entirety by reference to the complete text of the Associate Stock Purchase Plan.

Vote Required

We are seeking stockholder approval to qualify the Associate Stock Purchase Plan as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) and the related regulations. Approval of the Associate Stock Purchase Plan requires the affirmative vote of a majority of the votes cast by the holders of Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal. The Board of Directors recommends a vote FOR approval of the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan.

Shares Subject to the Associate Stock Purchase Plan

The Associate Stock Purchase Plan covers an aggregate of 850,000 shares of our Common Stock. If any purchase right under the Associate Stock Purchase Plan terminates, is cancelled or expires without having been exercised in full, the underlying shares that were not purchased will again be available under the Associate Stock Purchase Plan. To prevent dilution or enlargement of the rights of participants under the Associate Stock Purchase Plan, appropriate adjustments will be made if any change is made to our outstanding Common Stock by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our Common Stock or its value. The closing price of a share of Common Stock on NASDAQ on April 17, 2018 was $32.41.

Associate Stock Purchase Plan Participants

As defined in the Associate Stock Purchase Plan, all associates, or employees, of the Company and its subsidiaries, including officers and directors who are employees, are eligible to participate in the Associate Stock Purchase Plan, unless after the grant of purchase rights under the Associate Stock Purchase Plan, the associate would own Common Stock exceeding 5% of the total combined voting power or value of all outstanding capital stock of the Company (as calculated under the attribution rules in the Code). Members of the Board of Directors who are not employed as regular salaried officers or employees of the Company may not participate in the Associate Stock Purchase Plan. Participation in the Associate Stock Purchase Plan is voluntary and is dependent upon each eligible associate’s election to participate and his or her determination, subject to the Associate Stock Purchase Plan’s provisions, as to the desired level of participation. As of December 30, 2017 approximately 10,000 of our associates would have been eligible to participate in the Associate Stock Purchase Plan.

2018 Proxy Statement	39

PROPOSAL NO. 5—APPROVAL OF NATIONAL VISION HOLDINGS, INC. 2018 ASSOCIATE STOCK PURCHASE PLAN

Purchases Under the Associate Stock Purchase Plan

The Associate Stock Purchase Plan is administered by the Compensation Committee, which has broad power to make determinations under the Associate Stock Purchase Plan, to interpret the terms of the Associate Stock Purchase Plan and to establish rules and regulations for its administration. The Compensation Committee determines whether offers will be made and the beginning and ending dates of the related purchase periods. A Purchase Period shall be three (3) months, or such other term as the Compensation Committee shall determine, but which in no event shall exceed twenty-seven (27) months. The Compensation Committee determines the purchase price at which shares may be purchased by participants, which will not be less than the lesser of 85% of the fair market value per share of the Common Stock on the first day of the purchase period or 85% of the fair market value per share on the last day of the purchase period. Such design, along with other factors, will permit the Associate Stock Purchase Plan to be within the “safe harbor” created for employee stock purchase plans in ASC 718 and will not require an accounting charge for the discount provided on purchases under the Associate Stock Purchase Plan. We anticipate initiating the Associate Stock Purchase Plan with three (3) months purchase periods, end of quarter purchase dates and a 10% discount from the closing price on the last day of the purchase period. The Compensation Committee may, however, modify at its discretion the discount, purchase period, purchase date and other aspects of the Associate Stock Purchase Plan design within the Associate Stock Purchase Plan parameters from time to time.

Prior to the first day of each purchase period, each participant will make an irrevocable election to participate during the purchase period. At the end of the purchase period, the participant will receive a number of shares, determined on the last day of the purchase period, equal to the payroll deductions credited during the purchase period divided by the fair market value of a share at the last day of the purchase period less the applicable discount. However, the number of shares purchased in a purchase period may in no event exceed 5,000 shares. A participant may not purchase shares with a fair market value greater than $25,000 under the Associate Stock Purchase Plan in any calendar year.

Participants may purchase shares only by submitting an election form during the election period established by the Compensation Committee prior to the beginning of each purchase period, stating the participant’s election to have after-tax payroll deductions made for the purpose of participating in the Associate Stock Purchase Plan. After initial enrollment in the Associate Stock Purchase Plan, payroll deductions will continue from purchase period to purchase period unless the participant makes another election to terminate his or her payroll deductions, terminates his or her employment with the Company or becomes ineligible to participate in the Associate Stock Purchase Plan. The amounts deducted will be credited to the participant’s account under the Associate Stock Purchase Plan until the purchase date, but we will not pay any interest on the deducted amounts.

If sufficient shares are not available in any purchase period under the Associate Stock Purchase Plan, the available shares will be allocated pro rata among the participants in that purchase period in the same proportion that their base compensation bears to the total of the base compensations of all participants for that purchase period. Any amounts not applied to the purchase of Common Stock will be refunded to the participants after the end of the purchase period without interest.

If a participant ceases to be one of our employees for any reason, the Company will issue a check to the former employee or his or her estate, within a reasonable time after termination, in the amount of all payroll deductions collected from the participant and not used to purchase shares as of the termination date.

40	2018 Proxy Statement

PROPOSAL NO. 5—APPROVAL OF NATIONAL VISION HOLDINGS, INC. 2018 ASSOCIATE STOCK PURCHASE PLAN

Restriction on Transfer

The right to acquire shares under the Associate Stock Purchase Plan is not transferable.

Amendment of the Associate Stock Purchase Plan

The Board of Directors may terminate the Associate Stock Purchase Plan at any time. No purchase period may begin after May 31, 2028. The Board may amend the Associate Stock Purchase Plan at any time, but no amendment may disqualify the Associate Stock Purchase Plan under Section 423 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended, without shareholder approval. No amendment or termination will adversely affect any right to purchase shares that has been granted under the Associate Stock Purchase Plan without the consent of the participant.

United States Federal Income Tax Consequences

The following is a general summary of the material United States federal income tax consequences to the Company and to participants in the Associate Stock Purchase Plan based on the Code as currently in effect. This summary is necessarily general in nature, does not address employment taxes, estate or gift taxes, or foreign, state or local tax consequences, and is not complete.

The Associate Stock Purchase Plan is intended to be an “employee stock purchase plan” as defined in Section 423 of the Code, under which neither the grant nor the exercise of rights to acquire Common Stock under the Associate Stock Purchase Plan is taxable to the participant or gives rise to a deduction for the Company. Amounts deducted from a participant’s compensation to purchase shares under the Associate Stock Purchase Plan are taxable to the participant in the year in which the amounts would otherwise have been received.

If a participant sells the shares acquired under the Associate Stock Purchase Plan more than two years after the beginning of the applicable purchase period and one year from the purchase date, the participant will recognize as ordinary income the lesser of the amount by which the fair market value of the shares when purchased exceeds the purchase price (i.e., the discount below fair market value) or the amount, if any, by which the fair market value of the shares at the time of the sale exceeds the purchase price. The participant’s tax basis in the purchased shares will increase by the amount recognized as ordinary income and any further gain recognized on the sale will be treated as capital gain. The Company will not be entitled to a deduction with respect to that sale.

If the participant sells the shares acquired under the Associate Stock Purchase Plan within two years after the beginning of the applicable purchase period or within one year of the purchase date, the participant will recognize ordinary income in the year of the sale, the amount of which generally will be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable purchase period) over the purchase price for those shares. The participant’s tax basis will increase by the amount recognized as ordinary income and any further gain or loss realized upon the sale will be capital gain or loss. In general, the Company will be entitled to a tax deduction at the time of the sale in an amount equal to the ordinary income recognized by the participant. However, if the participant is one of our most highly compensated employees for purposes of Section 162(m) of the Code in the year of sale, a deduction may not be available to us to the extent the participant’s total ordinary income during that year exceeds $1 million.

2018 Proxy Statement	41

PROPOSAL NO. 5—APPROVAL OF NATIONAL VISION HOLDINGS, INC. 2018 ASSOCIATE STOCK PURCHASE PLAN

New Associate Stock Purchase Plan Benefits

Since participation in the Associate Stock Purchase Plan is subject to the discretion of our associates, the number of purchase periods is subject to the discretion of the Compensation Committee, and the purchase prices of shares under the Associate Stock Purchase Plan depend on the fair market value of our common stock at various dates, the benefits to be received by participants are not determinable.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NATIONAL VISION HOLDINGS, INC. 2018 ASSOCIATE STOCK PURCHASE PLAN.

42	2018 Proxy Statement

OWNERSHIP OF SECURITIES

Beneficial Ownership of National Vision Common Stock

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of our common stock as of April 17, 2018 by (1) each individual or entity known by us to beneficially own more than 5% of our outstanding common stock, (2) each of our named executive officers, (3) each of our directors and (4) all of our directors and our executive officers as a group. As of April 17, 2018, there were 75,160,759 shares of our common stock, par value $0.01 per share, outstanding.

A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

To our knowledge, unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Securities subject to option grants that have vested or will vest within 60 days are deemed outstanding for calculating the percentage ownership of the person holding the options, but are not deemed outstanding for calculating the percentage ownership of any other person.

Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o National Vision Holdings, Inc., 2435 Commerce Avenue, Bldg. 2200, Duluth, Georgia 30096.

Name of Beneficial Owner	Number	Percentage of Total Common Stock(1)
Greater than 5% Stockholders:
KKR Vision Aggregator L.P.(2)	32,398,495	43.1%
Investment funds affiliated with Berkshire(3)	7,579,968	10.1%
Named Executive Officers and Directors:
L. Reade Fahs(4)	1,098,526	1.46%
Patrick R. Moore	120,454	*
Jeff McAllister	118,250	*
Mitchell Goodman	160,694	*
John Vaught	40,250	*
Bruce Steffey	387,981	*
Nathaniel H. Taylor(2)	—	—
Felix Gernburd(2)	—	—
D. Randolph Peeler(5)	—	—
David M. Tehle	6,357	*
Virginia A. Hepner	2,363	*
All directors and executive officers as a group (14 persons)	2,122,314	2.82%
(*)	Less than one percent.
(1)	The number of shares reported includes shares covered by options that are exercisable within 60 days as follows: Mr. Fahs, 122,059; Mr. Moore, 73,234; Mr. Goodman, 106,694; Mr. Vaught, 40,250; and all directors and executive officers as a group, 641,064.
(2)	Includes 32,398,495 shares directly owned by KKR Vision Aggregator L.P. KKR Vision Aggregator GP LLC, as the general partner of KKR Vision Aggregator L.P., KKR North America Fund XI L.P., as the sole member of KKR Vision Aggregator GP LLC, KKR Associates North America XI L.P., as the general partner of KKR North America Fund XI L.P., KKR North America XI Limited, as the general partner of KKR Associates North America XI L.P., KKR Fund Holdings L.P., as the sole shareholder of KKR North America XI Limited, KKR Fund Holdings GP Limited, as a general partner of KKR Fund Holdings L.P., KKR Group Holdings L.P., as the sole shareholder of KKR Fund Holdings GP Limited and a general partner of KKR Fund Holdings L.P., KKR Group Limited, as the general partner of KKR Group Holdings L.P., KKR & Co. L.P., as the sole shareholder of KKR Group Limited, KKR Management LLC, as the general partner of KKR & Co. L.P., and Messrs.
2018 Proxy Statement	43

OWNERSHIP OF SECURITIES

Henry R. Kravis and George R. Roberts, as the designated members of KKR Management LLC, may be deemed to be the beneficial owners having shared voting and investment power with respect to the shares described in this footnote. The principal business address of each of the entities and persons identified in this paragraph, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, Suite 4200, New York, NY 10019. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025. Each of Messrs. Taylor and Gernburd is a member of our Board of Directors and serves as an executive of Kohlberg Kravis Roberts & Co. L.P. and/or one or more of its affiliates. Each of Messrs. Kravis, Roberts, Taylor and Gernburd disclaims beneficial ownership of the shares held by KKR Vision Aggregator L.P. The principal business address of each of Messrs. Taylor and Gernburd is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, New York, New York 10019.

(3)	Represents (i) 7,443,860 shares of common stock held by Berkshire Fund VI, Limited Partnership, or Fund VI, (ii) 96,714 shares of common stock held by Berkshire Investors LLC, or Berkshire Investors, and (iii) 39,394 shares of common stock held by Berkshire Investors III LLC, or Berkshire Investors III. Sixth Berkshire Associates LLC, or 6BA, is the general partner of Fund VI. 6BA is managed by a number of individuals who are managing directors of Berkshire, including D. Randolph Peeler who serves as one of our directors. Certain of the managing directors of Berkshire, including Mr. Peeler, are also the managing members of Berkshire Investors and Berkshire Investors III. Fund VI, Berkshire Investors and Berkshire Investors III often make acquisitions in, and dispose of, securities of an issuer on the same terms and conditions and at the same time. Berkshire is the investment adviser to Fund VI. Berkshire Partners Holdings LLC, or BPH, is the general partner of BPSP, L.P., or BPSP, which is the managing member of Berkshire. BPH, BPSP, Berkshire, Fund VI, 6BA, Berkshire Investors and Berkshire Investors III may be deemed to constitute a “group” for purposes of Section 13(d) of the Exchange Act although they do not admit to being part of a group nor have they agreed to act as part of a group. By virtue of the relationships described above, each of BPH, BPSP and 6BA may be deemed to share beneficial ownership with respect to the shares of common stock held by Fund VI. The principal business address of each of the entities identified in this paragraph is c/o Berkshire Partners LLC, 200 Clarendon St., 35th Floor, Boston, MA 02116.
(4)	Includes shares held by the Fahs Family Trust.
(5)	Excludes shares held by investment funds affiliated with Berkshire. See footnote (3) above.

44	2018 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

Related Persons Transaction Policy

In connection with our IPO, our Board of Directors adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. It is our policy that no related person transaction will be executed without the approval or ratification of the disinterested members of the Board or a committee of the Board.

Certain Related Person Transactions

Stockholders Agreement. In connection with our IPO, we entered into a stockholders agreement with the Sponsors. This agreement grants the Sponsors the right to nominate to our board of directors a number of designees equal to: (A) in the case of private equity funds managed by Berkshire, one director so long as such funds and its affiliates collectively beneficially own at least 5% of the outstanding shares of our common stock and (B) in the case of affiliates of KKR Sponsor, (i) at least a majority of the total number of directors comprising our board of directors at such time as long as affiliates of KKR Sponsor beneficially own at least 50% of the outstanding shares of our common stock; (ii) at least 40% of the total number of directors comprising our board of directors at such time as long as affiliates of KKR Sponsor beneficially own at least 40% but less than 50% of the outstanding shares of our common stock; (iii) at least 30% of the total number of directors comprising our board of directors at such time as long as affiliates of KKR Sponsor beneficially own at least 30% but less than 40% of the outstanding shares of our common stock; (iv) at least 20% of the total number of directors comprising our board of directors at such time as long as affiliates of KKR Sponsor beneficially own at least 20% but less 30% of the outstanding shares of our common stock; and (v) at least 10% of the total number of directors comprising our board of directors at such time as long as affiliates of KKR Sponsor beneficially own at least 5% but less than 20% of the outstanding shares of our common stock. For purposes of calculating the number of directors that affiliates of KKR Sponsor are entitled to nominate pursuant to the formula outlined above, any fractional amounts would be rounded up to the nearest whole number and the calculation would be made on a pro forma basis, taking into account any increase in the size of our board of directors (e.g., one and one quarter (11∕4) directors shall equate to two directors). In addition, in the event a vacancy on the board of directors is created by the death, disability, retirement or resignation of a Sponsor director designee, private equity funds managed by Berkshire or affiliates of KKR Sponsor, as applicable, who designated such director shall, to the fullest extent permitted by law, have the right to have the vacancy filled by a new Sponsor director-designee.

In addition, the stockholders agreement grants to affiliates of KKR Sponsor special governance rights, for as long as affiliates of KKR Sponsor maintain ownership of at least 25% of our outstanding common stock, including rights of approval over certain corporate and other transactions such as mergers or other transactions involving a change in control and certain rights regarding the appointment of our chief executive officer.

Registration Rights Agreement. In connection with the acquisition of National Vision, Inc. (“NVI”) in March 2014 by affiliates of KKR Sponsor (the “KKR Acquisition”), we entered into a registration rights agreement with the Sponsors and with other persons who may become party thereto. Subject to certain conditions, the registration rights agreement provides certain affiliates of KKR Sponsor with an unlimited number of “demand” registrations, and provides certain affiliates of Berkshire with two “demand” registrations following an initial public offering. Under the registration rights agreement, all holders of registrable securities party

2018 Proxy Statement	45

TRANSACTIONS WITH RELATED PERSONS

thereto are provided with customary “piggyback” registration rights following an initial public offering, with certain exceptions. The registration rights agreement also provides that we will pay certain expenses of these holders relating to such registrations and indemnify them against certain liabilities which may arise under the Securities Act.

Monitoring Agreement. In connection with the KKR Acquisition, NVI entered into a monitoring agreement (the “Monitoring Agreement”) with KKR Sponsor and Berkshire pursuant to which the Sponsors provide management and advisory services to NVI and receive fees and reimbursements of related out-of-pocket expenses. The Monitoring Agreement was terminated automatically in accordance with its terms upon the consummation of the IPO and we paid termination fees of approximately $3.6 million and $0.8 million to KKR Sponsor and Berkshire, respectively.

We also recorded the following expenses related to management and/or advisory fees: we paid management and/or advisory fees of $0.7 million to KKR Sponsor and $0.2 million to Berkshire in fiscal year 2017 prior to the termination of the Monitoring Agreement in October 2017, $0.8 million to KKR Sponsor and $0.2 million to Berkshire in fiscal year 2016, $3.5 million to KKR Sponsor and $0.2 million to Berkshire in fiscal year 2015.

Fees paid to KKR Sponsor and Berkshire included retainer fees and certain other project-oriented initiatives and are presented in selling, general and administrative expenses in our consolidated statements of operations and comprehensive income (loss), with the exception of $2.1 million in fees paid to KKR Sponsor and its affiliates for expenses related to new debt issued during the second quarter of fiscal year 2015 and $2.3 million in fees paid to KKR Sponsor and its affiliates for expenses related to debt issuance costs in fiscal year 2017, which are recorded in debt issuance costs in our consolidated statements of operating and comprehensive income (loss).

Indemnification Agreement with KKR Sponsor and Berkshire. In connection with the KKR Acquisition, we and certain of our subsidiaries entered into an indemnification agreement (the “Indemnification Agreement”) with each of KKR Sponsor and Berkshire, whereby the parties agreed to customary exculpation and indemnification provisions in favor of KKR Sponsor and Berkshire in connection with certain transactions, including in connection with the services provided under the Monitoring Agreement.

Relationship with KKR Capital Markets. KKR Capital Markets LLC (“KCM”), an affiliate of KKR Sponsor, acted as an arranger and bookrunner for various financing transactions under our first lien and second lien credit agreements, and received underwriter and transaction fees totaling approximately $2.6 million in fiscal year 2017 and $2.0 million in fiscal year 2015.

KCM also acted as an underwriter in our IPO and received underwriting discounts and commissions of $4.8 million.

KKR Corporate Lending LLC, an affiliate of KKR Capital Markets LLC, has been a participating lender under our revolving credit facility since 2014 and as of December 30, 2017, had received interest payments of approximately $0.9 million.

Relationship with KKR Credit. Investment funds or accounts managed or advised by the global credit business of KKR & Co. (collectively “KKR Credit”) have been participating lenders under our first lien and second lien credit agreements since 2014, and as of December 30, 2017, had received aggregate principal payments of approximately $15.4 million and interest or other associated payments relating to their holdings of debt of approximately $2.4 million. As of December 30, 2017, investment funds or accounts managed or advised by KKR Credit held a portion of our outstanding principal balance of our first lien term loans.

Relationship with KKR Capstone. We have utilized and may continue to utilize KKR Capstone Americas LLC and/or its affiliates, or KKR Capstone, a consulting company that works exclusively with portfolio companies of KKR & Co. and its affiliated funds for consulting services, and have paid to KKR Capstone related fees and expenses. KKR Capstone is not a subsidiary or affiliate of KKR & Co. KKR Capstone operates under several consulting agreements with KKR & Co. and uses the “KKR” name under license from KKR & Co.

46	2018 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

Management Stockholder’s Agreements. In connection with the KKR Acquisition and thereafter, we entered into management stockholder’s agreements, or Management Stockholder’s Agreements, with certain of our senior executive officers and other employees who made an equity investment in us or were granted equity based awards.

The Management Stockholder’s Agreements impose significant restrictions on transfers of shares of our common stock held by management stockholders. Generally, shares will be nontransferable by any means at any time prior to the later of a “Change in Control” (as defined in the applicable Management Stockholder’s Agreement) or the fifth anniversary of the closing date of the KKR Acquisition, or March 13, 2019, except (i) a sale of shares of common stock pursuant to an effective registration statement under the Securities Act filed by the Company in accordance with the applicable Management Stockholder’s Agreement upon the proper exercise of certain “piggyback” registration rights (described below), (ii) certain transfers to a management stockholder’s estate or trust in accordance with the applicable Management Stockholder’s Agreement, (iii) transfers approved by our Board of Directors in writing (such approval being in the sole discretion of our Board of Directors) or (iv) transfers to us or our designee.

The Management Stockholder’s Agreements also provide for management stockholders’ ability to cause us to repurchase their outstanding stock and options in the event of their death or disability, and for our ability to cause a management stockholder to sell his or her stock or options back to the Company upon certain termination events.

Additionally, management stockholders have limited “piggyback” registration rights with respect to their shares of common stock.

Sale Participation Agreements. The Sale Participation Agreements granted management stockholders the right to participate in any private direct or indirect sale of shares of common stock by certain affiliates of KKR Sponsor (such right being referred to herein as the “Tag-Along Right”), and required such management stockholders to participate in any such private sale if so elected by such affiliates of KKR Sponsor in the event that they are proposing to sell stock in a transaction that would constitute a Change in Control (as defined in the Management Stockholder’s Agreements, as applicable) (such right being referred to herein as the “Drag-Along Right”). The Sale Participation Agreements were terminated in accordance with their terms upon the consummation of the IPO.

Agreements with Directors and Officers. In addition, we have certain agreements with our directors and officers which are described in “Executive Compensation”.

In connection with our IPO, we entered into indemnification agreements with our directors. These agreements and our Bylaws require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable. There is currently no pending material litigation or proceeding involving any of our directors for which indemnification is sought.

2018 Proxy Statement	47

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Secretary, National Vision Holdings, Inc., 2435 Commerce Avenue, Building 2200, Duluth, Georgia 30096. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our proxy statement for the 2019 Annual Meeting, a proposal must be received by our Secretary on or before December 26, 2018. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the 2019 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2019 Annual Meeting, such a proposal must be received on or after February 6, 2019, but not later than March 8, 2019. In the event that the date of the 2019 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s Annual Meeting of Stockholders, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2017 Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors at the 2019 Annual Meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 calendar days prior to the first anniversary of the 2018 Annual Meeting (i.e. prior to February 26, 2019), then notice by a stockholder shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on 10th calendar day following the day on which such public announcement is first made by the Company. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 30, 2017 by contacting the Secretary, National Vision Holdings, Inc., 2435 Commerce Avenue, Building 2200, Duluth, Georgia 30096 or by telephone at (770) 822-3600.

48	2018 Proxy Statement

OTHER BUSINESS

The Board of Directors does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Mitchell Goodman Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.nationalvision.com) and click on “Financials” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended December 30, 2017, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Secretary
2435 Commerce Avenue
Building 2200
Duluth, Georgia 30096

2018 Proxy Statement	49

Exhibit A

NATIONAL VISION HOLDINGS, INC.
2018 ASSOCIATE STOCK PURCHASE PLAN

1.	GENERAL PROVISIONS
1.1.	Establishment. On April 16, 2018, the Board of Directors ("Board") of National Vision Holdings, Inc. ("Company") adopted this National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan ("Plan"), subject to approval by the stockholders of the Company.
1.2.	Purpose. The purpose of the Plan is (i) to promote the best interests of the Company and its stockholders by encouraging Associates of the Company and any Subsidiaries designated for participation in the Plan to acquire an ownership interest in the Company through the purchase of stock in the Company, thus aligning their interests with those of stockholders, and (ii) to enhance the ability of the Company and its Subsidiaries designated for participation in the Plan to attract, motivate and retain qualified Associates. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("Code"); provided, sub-plans of the Plan applicable to particular participating Subsidiaries outside of the United States may be established that are not intended to comply with the requirements of Section 423 of the Code.
1.3.	Plan Duration. Upon approval by the stockholders of the Company, the Plan shall commence on June 6, 2018 and, subject to earlier termination by the Board in accordance with Section 3.4, no new Offers may be made under the Plan after May 31, 2028.
1.4.	Definitions. As used in the Plan, the following terms have the meaning described below:

"Affiliate" any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

"Associate" means an individual who has an employment relationship (as defined in Treasury Regulation 1.421 -7(h)) with the Company or any Subsidiary that has been designated for participation in the Plan by the Committee in accord with Section 1.6. For the purposes of clarification, examples of excluded non-employees are individuals who are employed by third-party staffing firms, interns, and consultants are not Associates for purposes of the Plan.

"Board" means the Board of Directors of the Company.

"Change in Control" means (i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of a purchase right under the Plan held by a particular Associate, any acquisition by the Associate or any group of Persons including the Associate (or any entity controlled by the Associate or any group of Persons including the Associate); (ii) during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the

2018 Proxy Statement	A-1

“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to October 25, 2017, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to any Person that is not an Affiliate of the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

"Common Stock" means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

"Company" means National Vision Holdings, Inc.

"Election Period" means the period of time designated by the Committee when an eligible Associate may elect to participate in one or more Purchase Periods.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

"Fair Market Value" means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

"Offer" means the Committee's designation of a Purchase Period available to eligible Associates and the terms on which an option may be exercised during the applicable Purchase Period.

"Option Price" means the price, determined by the Committee, at which Common Stock subject to an option may be purchased during a Purchase Period.

"Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

"Plan" means the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan, the terms of which are set forth herein, and any amendments thereto.

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"Purchase Period" means a period established by the Committee during which an eligible Associate may exercise options granted hereunder.

"Stock Exchange" means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the first or last day of a Purchase Period, as applicable.

"Subsidiary" means, with respect to any specified Person: (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

1.5.	Stock. The stock subject to option and purchase under the Plan shall be the Common Stock of the Company and may be either authorized and unissued shares, shares that have been reacquired by the Company or shares purchased on the open market. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 850,000 shares, subject to adjustment in accordance with Section 3.2 below. Shares of Common Stock subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be used for options under the Plan.
1.6.	Administration. The Plan shall be administered by the Committee. The Committee may prescribe rules and regulations from time to time for the administration of the Plan, may designate Subsidiaries for participation in the Plan with respect to their Associates, and may decide questions that arise with respect to its interpretation or application. The Committee may delegate the day-to-day administrative functions relating to the Plan to individuals who are officers or employees of the Company. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Associates, and participants. The Committee, from time to time, shall grant to eligible Associates on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate the right to purchase shares to each participant in the same proportion that such participant's total current eligible compensation paid by the Company for the Purchase Period bears to the total current eligible compensation paid by the Company to all participants during such Purchase period. All excess funds withheld, as a result of insufficient shares, shall be returned to the participating Associates.
1.7.	Participation Outside of the United States. Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion: (a) amend or vary the terms of the Plan in order to conform such terms with the requirements of each jurisdiction where a participating Subsidiary is located; (b) amend or vary the terms of the Plan in each jurisdiction where a participating Subsidiary is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for participating Associates and/or the participating Subsidiary; or (c) amend or vary the terms of the Plan in a jurisdiction where a participating Subsidiary is located as it considers necessary or desirable to meet the goals and objectives of the Plan. The terms and conditions contained herein which are subject to variation in a jurisdiction shall be reflected in a written attachment to the Plan for each participating Subsidiary in such jurisdiction. The Committee may, where it deems appropriate in its sole discretion, establish one or more written sub-plans of the Plan applicable to particular participating Subsidiaries outside of the United States that are not intended to
2018 Proxy Statement	A-3

comply with the requirements of Section 423 of the Code to effectuate the provisions of this Section 1.7. The Committee may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan in any jurisdiction. To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section 1.7 to an appropriate sub-committee consisting of one or more officers of the Company.

1.8.	Participants. Except as provided in Section 2.4 below, any person who is an Associate at the time an Offer commences is eligible to participate in such Offer under the Plan, in accordance with the terms of the Plan. An Associate who meets the eligibility requirements in this Section 1.8 shall be entitled to participate in the first Offer commencing after the eligibility requirements have been satisfied.
2.	OFFER TERMS
2.1.	Offer and Purchase Period.
(a)	The Committee shall determine the date or dates upon which one or more Offers shall be made under the Plan. The Purchase Period pursuant to each Offer shall be three (3) months, or such other term as the Committee shall determine prior to the commencement of an Offer, but which in no event shall exceed twenty-seven (27) months.
(b)	To participate in an Offer, an eligible Associate must follow an enrollment process as shall be prescribed by the Committee (which shall include payroll deduction authorization) at such time and in such manner as shall be prescribed by the Committee. The payroll deductions authorized by a participant on a payroll deduction authorization may be expressed (i) as a specified whole dollar amount to be withheld from a participant's eligible compensation or bonus on one or more designated payroll dates, or (ii) as a whole number percentage of the participant's eligible compensation for each pay period during the Purchase Period. For purposes of the Plan, a participant's eligible compensation for a pay period shall include the participant's base compensation and may include annual bonus but shall exclude items such as sick pay, severance pay, moving expenses, expense reimbursements and allowances and other special payments and supplemental compensation. A participant may not purchase more than $25,000 in shares of Common Stock (inclusive of payroll deduction and applicable purchase discount) in a calendar year, as determined in accordance with Section 423(b)(8) of the Code. The maximum number of shares that a participant may purchase in any Purchase Period is 5,000 shares of Common Stock. The Committee may establish limitation(s) on contribution, including but not limited to a maximum limit on single cash contributions.
2.2.	Option Price. The Option Price at which shares of Common Stock may be purchased under the Plan shall be determined by the Committee at the time of the Offer but in no event shall such amount be less than the lesser of:
(i)	85% of the Fair Market Value of a share of Common Stock on the date of grant of the option (first day of a Purchase Period), or
(ii)	85% of the Fair Market Value of a share of Common Stock on the date the option is deemed exercised pursuant to Section 2.4(d) (last day of a Purchase Period).
2.3.	Participation.
(a)	An eligible Associate may elect to participate in an Offer by delivering to the Company an election to participate and a payroll deduction authorization within the Election Period designated by the Committee prior to the commencement of a Purchase Period. An eligible Associate's election to participate and payroll deduction authorization from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked by the Associate.

A-4	2018 Proxy Statement

(b)	All Associates granted options under the Plan shall have the same rights and privileges under the Plan, except that the number of shares each participant may purchase shall depend upon his or her eligible compensation and the designated payroll deduction he or she authorizes.
(c)	Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period. An Associate may withdraw from participation by making the withdrawal election at least one calendar day prior to Purchase Period end date in accordance with such rules as required by the Committee. An Associate may not suspend payroll deductions during a Purchase Period for any reason other for purposes of a withdrawal.
(d)	A participating Associate's option shall be deemed to have been exercised on the last business day of the Purchase Period.
(e)	As soon as reasonably practicable after the end of the Purchase Period, the Company shall deliver to each Associate, in a manner determined by the Committee, the shares of Common Stock that such Associate has purchased. The amount of any payroll deduction that exceeds the limits set forth in Sections 2.1(b) and 2.4 shall be returned to the participant as soon as reasonably practicable after the end of the Purchase Period in which it was withheld.
(f)	The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan and may require participating Associates to hold the shares of Common Stock acquired under the Plan in a designated brokerage account established with such broker for a minimum period of time to effectuate the administration of the Plan.
(g)	Unless otherwise determined by the Committee or required under local law, no interest shall accrue or be paid on any amounts paid by payroll deduction by any participating Associate.
2.4.	Participation Limitations. Notwithstanding any other provision of the Plan, no Associate shall be eligible to participate in an Offer under the Plan if:
(a)	the Associate, immediately after such grant, would, in the aggregate, own and/or hold shares of Common Stock (including all shares which may be purchased under outstanding options, whether or not such options qualify for the special tax treatment afforded by Section 421(a) of the Code) equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or of its Subsidiaries; for purposes of this limitation, the rules of Section 424(d) of the Code and the regulations promulgated thereunder (relating to attribution of stock ownership) shall apply; or
(b)	such grant would permit, under the rules set forth in Section 423 of the Code and the regulations promulgated thereunder, the Associate's right to purchase stock under the Plan and all other employee stock purchase plans maintained by the Company and its Subsidiaries that are intended to qualify under Section 423 of the Code to accrue at a rate in excess of $25,000 in Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.
2.5.	Termination of Employment. In the event any participating Associate's employment with the Company or a Subsidiary designated for participation in the Plan is terminated for any reason (including, but not limited to, voluntary or forced resignation, retirement, death, disability or lay-off) prior to the expiration of a Purchase Period, the terminated Associate's participation in the Plan shall cease, and all amounts credited to the terminated Associate's account (and any payroll deductions previously authorized by the terminated Associate attributable to payroll periods prior to the Associate's last day of employment) shall be refunded to the Associate.
2018 Proxy Statement	A-5

3.	MISCELLANEOUS
3.1.	Non-Assignability. No option shall be transferable by a participating Associate, and an option may be exercised during a participating Associate's lifetime only by the Associate.
3.2.	Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, the Committee shall make such adjustments and substitutions to the Plan and options as are necessary to ensure that each Plan participant has the same economic interest in the Plan as before the event, including but not limited to adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan in the aggregate or to any one participant, adjustments in the number, class, kind and option price of securities subject to outstanding options under the Plan, and the substitution of similar options to purchase the shares of another Company. Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any option.
3.3.	Change in Control.
(a)	In the event of a Change in Control, the Committee shall have the right to terminate the Purchase Period as of such date, and, if so terminated, each participant shall be deemed to have exercised, immediately prior to such Change in Control, his or her option to the extent payroll deductions were made prior thereto. Comparable rights shall accrue to each participant in the event of successive Changes in Control.
(b)	The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.
3.4.	Termination and Amendment.
(a)	The Board may terminate the Plan, or the granting of options under the Plan, at any time.
(b)	The Board may amend or modify the Plan at any time, and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code or Rule 16b-3 under the Exchange Act without the approval of the stockholders of the Company.
(c)	No amendment, modification, or termination of the Plan shall adversely affect any option granted under the Plan without the consent of the Associate holding the option.
3.5.	Dividends.
(a)	Rights Prior to Issuance of Shares. No participating Associate shall have any rights as a stockholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the Associate (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date when the certificate is issued or the shares electronically delivered to the Associate's brokerage account.
(b)	Dividend Reinvestment. Each Associate’s Plan account shall be established with the following default dividend policy. Cash dividends, if any, paid with respect to the Common Stock held in each account under the Plan shall be automatically reinvested in Common Stock, unless the Associate directs otherwise. The plan service provider shall arrange for the reinvestment of dividends on the open market at the Associate’s expense as soon as the plan service provider receives the cash dividends. The Company will not pay any expenses associated with reinvesting dividends. The Committee shall have the right at any time or from time to time upon written notice to the plan service provider to change the default dividend reinvestment policy established under the Plan.

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3.6.	Securities Laws.
(a)	Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with U.S. federal, state and non-U.S. laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed and the provisions of any state and non-U.S. laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.
(b)	The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of a Stock Exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.
3.7.	Delivery of Plan. Each Associate who is a participant in the Plan shall be provided or have access to a copy of the Plan.
3.8.	Effect on Employment. Neither the adoption of the Plan nor the granting of an option pursuant to the Plan creates any right of any individual to be retained or continued in the employment of the Company or a Subsidiary.
3.9.	Certificates. If certificates are issued, the Company shall have the right to retain such certificates representing shares of Common Stock issued pursuant to the Plan until such time as all conditions and/or restrictions applicable to such shares of Common Stock have been satisfied.
3.10.	Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.
3.11.	Governing Law. The Plan shall be governed by and construed under the laws of the State of Delaware without regard to its conflict of law provisions.
2018 Proxy Statement	A-7

Thank You
for being a stockholder

Learn more at www.nationalvision.com

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02TXNC 1 U P X + Annual Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A For Against Abstain 2. Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2018 4. Determine, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to the named executive officers should occur every one, two or three years For Against Abstain 3. Approve, in a non-binding advisory vote, the compensation paid to the named executive officers 5. Approve the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - L. Reade Fahs 02 - Nathaniel H. Taylor 1. Election of Directors: For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 1 Year 2 Years 3 Years Abstain Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3 and 5 and ONE YEAR on Proposal 4. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 3 7 5 4 8 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 5, 2018. Vote by Internet • Go to www.investorvote.com/EYE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message .

Notice of 2018 Annual Meeting of Stockholders Sonesta Gwinnett Place Atlanta 1775 Pleasant Hill Road, Duluth, GA 30096 Proxy Solicited by Board of Directors for Annual Meeting — June 6, 2018 L. Reade Fahs, Patrick Moore and Mitchell Goodman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of National Vision Holdings, Inc. to be held on June 6, 2018 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed in Proposal 1 (Election of Directors), FOR Proposal 2 (Ratification of Independent Registered Public Accounting Firm), FOR Proposal 3 (Non-Binding Vote on Executive Compensation), ONE YEAR for Proposal 4 (Non-Binding Vote on Frequency of Stockholder Votes on Executive Compensation) and FOR Proposal 5 (Approval of National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — National Vision Holdings, Inc. 2018 Annual Meeting Admission Ticket 2018 Annual Meeting of National Vision Holdings, Inc. Stockholders June 6, 2018, 2:00 p.m. Local Time Sonesta Gwinnett Place Atlanta 1775 Pleasant Hill Road, Duluth, GA 30096 Upon arrival, please present this admission ticket and photo identification at the registration desk. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q